UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

First Financial Service Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 1, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of First Financial Service Corporation to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday May 10, 2006 at 5:00 p.m.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will report on our business and operations. Our Annual Report, which accompanies our proxy statement, contains detailed information concerning activities and operating performance during 2005.

To ensure that you are represented at the meeting, please complete, sign, and return the enclosed proxy card as promptly as possible. Your early attention to the proxy statement will be greatly appreciated because it will reduce the cost we incur in obtaining your voting instructions. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

B. Keith Johnson
President & Chief Executive Officer

FIRST FINANCIAL SERVICE CORPORATION
Elizabethtown, Kentucky 42702-5006
(270) 765-2131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 10, 2006

The Annual Meeting of Shareholders of First Financial Service Corporation will be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 10, 2006 at 5:00 p.m.

A proxy card and a proxy statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

1.     The election of four directors of the Corporation;

2.     To approve a new Employee Stock Purchase Plan;

3.     To approve the 2006 Stock Option and Incentive Compensation Plan;

4.     Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 15, 2006 are entitled to vote at the meeting and any adjournments thereof.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. If you attend the meeting, you can choose to revoke your proxy and elect to vote in person.

Any shareholder who wishes to obtain a copy, without charge, of our Annual Report on Form 10-K for the year ended December 31, 2005, which includes financial statements and financial statement schedules, may contact Rebecca Bowling, the Corporate Secretary, at 2323 Ring Road, Elizabethtown, Kentucky 42701, or at telephone number (270) 765-2131.

BY ORDER OF THE BOARD OF DIRECTORS
Rebecca S. Bowling
Corporate Secretary
Elizabethtown, Kentucky
April 1, 2006

YOUR VOTE IS IMPORTANT.

The prompt return of proxy cards will save us the expense of further requests for proxy cards in order to insure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

FIRST FINANCIAL SERVICE CORPORATION
2323 Ring Road
Elizabethtown, Kentucky 42702-5006
(270) 765-2131

ANNUAL MEETING OF SHAREHOLDERS
May 10, 2006

PROXY STATEMENT

About the Annual Meeting

Why have I received these materials?

We are mailing the accompanying proxy to shareholders on or about April 1, 2006. This proxy statement is solicited by the Board of Directors of First Financial Service Corporation (referred to throughout this proxy statement as “First Financial Service Corporation”, or “the Corporation”, or “we”, or “our”) in connection with our 2006 Annual Meeting of Shareholders to be held at our corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 10, 2006 at 5:00 p.m.

What am I voting on?

•       The election of four directors to a three-year term.

•       Approving an Employee Stock Purchase Plan.

•       Approving the 2006 Stock Option and Incentive Compensation Plan.

Who is entitled to vote at the annual meeting?

Holders of common stock of First Financial Service Corporation as of the close of business on March 15, 2006 will be entitled to vote at our annual meeting. On March 15, 2006, there were 3,983,530 shares of common stock outstanding and entitled to vote, each of which is entitled to one vote except that cumulative voting applies in the election of directors.

How do I vote my shares at the Annual Meeting?

If you are a “record” shareholder of common stock (that is, if you hold common stock in your own name on the stock records maintained by our transfer agent, Illinois Stock Transfer), you may complete and sign the accompanying proxy card and return it in the postage paid envelop provided, or deliver it in person. The shares represented by your proxy card will then be voted as you instruct. If you return your proxy card and do not mark your voting instructions on your signed card, the shares will be voted FOR the election of the directors, FOR the approval of the Employee Stock Purchase Plan, and FOR the approval of the 2006 Stock Option and Incentive Compensation Plan.

“Street name” shareholders of common stock (that is, shareholders who hold common stock through a broker or other nominee) who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

If you are a participant in the First Financial Service Corporation Employee Stock Ownership Plan, you will receive a proxy card for the shares that you own through that plan. That proxy card will serve as a voting instruction card for the trustees of that plan. If you own shares through that plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under each plan.

Can I change my vote after I return my proxy card?

Yes. After you have submitted a proxy card, you may change your vote at any time before the annual meeting by submitting either a notice of revocation to the Corporate Secretary of First Financial Service Corporation, 2323 Ring Road, P.O. Box 5006, Elizabethtown, Kentucky, 42702-5006, or a proxy bearing a later date. You may attend the annual meeting, revoke your proxy card and vote in person. In each case, the later submitted vote will be also recorded and the earlier vote revoked. Your attendance at the annual meeting will not revoke your proxy card unless you provide written notice of revocation.

What constitutes a quorum for purposes of the annual meeting?

The presence at the annual meeting in person or by proxy of the holders of a majority of all outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting. Proxy cards marked as abstaining (including proxy cards containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

What vote is required to approve each item?

Directors will be elected by a plurality of the total votes cast at the annual meeting. Assuming four directors are to be elected, a plurality means that the four nominees receiving the highest number of votes will be deemed elected. The proposed Employee Stock Purchase Plan, the proposed 2006 Stock Option and Incentive Compensation Plan and any other item to be voted upon at the Annual Meeting will pass if votes cast in its favor exceed votes cast against it.

How do I cumulatively vote for directors?

In the election of directors, shareholders have cumulative voting rights. Under cumulative voting, each shareholder is entitled to cast a total number of votes equal to the number of shares of common stock he or she owns, multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single nominee for director or may distribute them among two or more nominees, in the shareholder’s discretion.

Who counts the votes?

Inspectors of Election, appointed for the meeting, tabulate votes cast in person or by proxy at the annual meeting. These inspectors also certify the results of the voting. The inspectors will also determine whether or not a quorum is present at the meeting.

How are abstentions and broker non-votes treated?

A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. The inspectors will treat votes withheld from the election of any nominee for director as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast unless the shareholder votes cumulatively. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, the inspectors will treat these shares as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on the matter.

What information do I need to attend the annual meeting?

We do not use tickets for admission to the annual meeting. If you are voting in person, we may ask for photo identification.

How does the Board recommend that I vote my shares?

The Board recommends that you vote:

For the election of the nominated Directors listed in this proxy statement (see Item 1);

For the approval of the Employee Stock Purchase Plan (see Item 2); and

For the approval of the 2006 Stock Option and Incentive Compensation Plan (see Item 3).

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of First Financial Service Corporation. At the date this proxy statement went to press, the Board of Directors did not know of any matters to be presented for consideration at the annual meeting other than the election of directors, the approval of the Employee Stock Purchase Plan, and the approval of the 2006 Stock Option and Incentive Compensation Plan.

Who will bear the expense of soliciting proxy cards?

First Financial Service Corporation will bear the cost of soliciting proxy cards in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees and/or transfer agent. We reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

Is there any information that I should know about future annual meetings?

Any shareholder who intends to present a proposal at the 2007Annual Meeting of shareholders must deliver the proposal to the Corporate Secretary not later than December 4, 2006 to be included in the proxy statement for the 2007 Annual Meeting. Any such proposals and any nominations of candidates for election of directors must comply with the Corporation’s Articles of Incorporation and the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. We expect to exercise discretionary voting authority granted under any proxy form which is properly executed and returned to the Corporation on any matter not described in this proxy statement that may properly come before the 2007 Annual Meeting unless written notice of the matter is delivered to the Corporation at its corporate offices, addressed to the Corporate Secretary of the Corporation, no later than April 10, 2007.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each shareholder of record as of the close of business on March 15, 2006 is entitled to one vote per share on each matter considered at the meeting other than the election of directors. Shareholders may vote cumulatively in the election of directors. As of March 15, 2006, the Corporation had 3,983,530 shares of common stock issued and outstanding.

Persons and groups owning more than 5% of our common stock are required by the Securities Exchange Act of 1934 to file reports regarding their ownership. Based on those reports, the following table sets forth, as of March 15, 2006, information as to beneficial owners of more than 5% of the outstanding common stock as of that date. The table also sets forth the beneficial ownership of all executive officers and directors of the Corporation as a group.

	Amount & Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Gail L. Schomp	206,707	(1)	5.19%
P.O. Box 11863 Lexington, KY 40511
All Executive Officers and Directors as a Group (15 Persons)	687,706	(2)	17.26%

(1)          Director continuing in office.

(2)          Includes shares owned by spouses, or as custodian or trustee, over which all executive officers and directors as a group effectively exercise sole voting and investment power. Also includes 69,157 shares of common stock subject to exercisable stock options, and 24,009 shares held by the Bank’s ESOP that have been allocated to the executive officer participants in the group. Each employee participant votes shares allocated to his or her account.

ITEM 1. ELECTION OF DIRECTORS

The Corporation’s Board of Directors is currently comprised of eleven directors, divided into three classes with staggered terms. We currently have one class of three directors and two classes of four directors.

At the meeting, the Corporation will elect four directors. The Board has nominated B. Keith Johnson, Diane E. Logsdon, John L. Newcomb, Jr., and Donald Sheer for election to a three-year term ending at the 2009 Annual Meeting. If any nominee is unable to serve, the shares represented by all valid proxy cards will be voted for election of a substitute nominee that the Board of Directors selects. At this time, the Board knows of no reason why any nominee might be unable to serve.

The four persons receiving the most votes at the meeting will be elected as directors. Votes not cast at the meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes cast for the election of a nominee.

The following table sets forth personal information for each nominee and for each director continuing in office and the number of shares and percentage of our common stock he or she beneficially owns.

NOMINEES

Name	Age at March 15, 2006	Year First Elected or Appointed Director(1)	Term to Expire	Shares of Common Stock Beneficially Owned at March 15, 2006(2)(3)	Percent of Class
B. Keith Johnson	45	1997	2009	54,189	1.36%
Diane E. Logsdon	63	2000	2009	327	*
John L. Newcomb, Jr.	51	2000	2009	23,374	*
Donald Scheer	56	2004	2009	2,200	*
DIRECTORS CONTINUING IN OFFICE
Robert M. Brown	66	1991	2007	22,694	*
Wreno M. Hall	87	1979	2008	97,929	2.49%
Walter D. Huddleston	79	1966	2008	89,576	2.25%
J. Stephen Mouser	57	1997	2008	7,850	*
J. Alton Rider	68	1987	2007	97,049	2.44%
Gail L. Schomp	52	2001	2007	206,707	5.19%
Michael L. Thomas	51	1997	2008	2,116	*

NON-DIRECTOR EXECUTIVE OFFICERS

		Number of	Number of
		Shares of	Exercisable
		Common Stock	Options	Percent
		Beneficially	at	of
Name	Age	Owned(2)(4)	3/15/2006	Class
Charles Chaney	54	35,137	3,630	*
Anne Moran	53	26,788	26,400	*
Larry Hawkins	50	11,489	10,527	*
Gregory Schreacke	36	10,281	—	*

*                    Represents less than 1%

(1)          Each director first elected in 1990 or earlier was first elected as a director of the Bank and became a director of the Corporation on the date of its incorporation in June 1990.

(2)          Includes shares owned by spouses, or as custodian or trustee over which the director or executive officer effectively exercises shared voting and investment power, unless otherwise indicated. Also includes exercisable options and options that will become exercisable within 60 days.

(3)          Includes 3,479 shares under the ESOP that have been allocated to Mr. Johnson. Mr. Johnson votes     shares allocated to his account. Also includes 28,600 shares of common stock subject to exercisable stock options.

(4)          Includes 20,530 shares under the ESOP that have been allocated to executive officer participants. Each employee participant votes shares allocated to his or her account.

Listed below is biographical information about the directors and executive officers of the Corporation. Unless otherwise noted, all directors and executive officers have held their present positions for at least five years.

Robert M. Brown, owner of Brown Funeral Home, has served on the Board of Directors since 1991. He is a charter member of the Elizabethtown A.M. Rotary Club. Mr. Brown is also active in the National, Kentucky, and South Central Funeral Directors Association. In addition, he is an active member of the Chamber of Commerce and has served as a major division chairman of Elizabethtown Community College’s Partners in Progress fundraising campaign.

Wreno M. Hall is a retired surgeon who spent 39 years practicing in Elizabethtown.

Walter D. Huddleston is Chairman of the Board and a former two-term member of the United States Senate. He began his professional career in broadcasting at WIEL in Elizabethtown. Today he owns and operates Walter D. Huddleston Consulting, a legislative consulting firm located in Elizabethtown and Washington D.C. and is a former President of the Elizabethtown Chamber of Commerce and Rotary Club. Senator Huddleston has received the U.S. Central Intelligence Agency Medal of Honor and the Outstanding Young Man of Elizabethtown and Kentucky.

B. Keith Johnson has served as President and Chief Executive Officer of the Corporation and the Bank since September 1997. Mr. Johnson joined the Bank as Comptroller in 1993 and was appointed Executive Vice President in 1995. Before joining the Corporation, he was a principal in a local accounting firm where he was extensively involved in the firm’s financial institution practice. Professionally, Mr. Johnson is a member of the KBA Board of directors and the ABA Community Bankers Council. He also belongs to the KSCPA and the AICPA and has held his CPA license since 1984. Civically, he serves on the Board of Directors for the Elizabethtown Industrial Foundation, Fort Knox AUSA CORE Committee, and the United Way of Central Kentucky. He is also a member of the Elizabethtown Rotary Club and has served in various capacities with numerous other civic/charitable organizations over the years.

Diane E. Logsdon is currently Vice President, Planning and Development for Hardin Memorial Hospital in Elizabethtown, Kentucky. Mrs. Logsdon serves on numerous community and charity Boards and is past president of the Elizabethtown-Hardin County Chamber of Commerce. She is also a member of the Elizabethtown Comprehensive Plan Steering Committee and Ft. Knox Chapter, AUSA. She is a past recipient of the Athena Award and has been recognized through many leadership awards. She has been honored as a Hall of Fame Award recipient by both the Chamber and the Elizabethtown Lions’ Club.

Stephen Mouser is President of Mouser Custom Cabinetry, LLC, a family-owned cabinet manufacturer in Elizabethtown. He is a member of the Better Business Bureau, the Elizabethtown-Hardin County Chamber of Commerce, and a Board member of the United Way of Central Kentucky. He is a former President of the Rineyville Optimist Club and former Board Member of Lincoln Trail Home Builders’ Association.

John L. Newcomb, Jr. is President and Financial Manager of Newcomb Oil Company, a family business that among other things, owns and operates the Five Star Food Marts. He serves as Vice

Chairman of the Kentucky Petroleum Marketers Association and is a member of the National Chevron Marketers Council. Mr. Newcomb is a lifelong resident of Nelson County.

J. Alton Rider has been the owner and operator of Rider’s Men & Women Clothing Store in Elizabethtown since 1969. He is past President of the Hardin County A.M. Rotary Club, former Hardin County School Board member, past Hardin County Representative of the Kentucky Retail Association, a current member of the National Retail Federation, and is a member of the Elizabethtown-Hardin County Chamber of Commerce. He is former chairman of the Kentucky Retail Federation, and currently serves on its board of directors.

Gail L. Schomp is the owner and operator of Carty and Carty, Inc., a mail hauling business that specializes in freight hauling, and Lexington Truck Sales, a new and used truck dealership for Volvo, Isuzu, and GMC. She was employed by her family’s business, Langley Trucking Company until 1983. Mrs. Schomp also serves on the Executive Committee of Kentucky Motor Transportation Association.

Donald Scheer, a certified public accountant, was appointed to the Board of Directors in January 2004. He is currently a partner in the Jefferson County based consulting firm of Scheer & Scheer. Prior to his association with Scheer & Scheer he was a partner with the international accounting, tax and consulting firm of Deloitte & Touche LLP. Mr. Scheer retired from the Louisville office of Deloitte & Touche in 2002. He is a member of the Kentucky Society of CPAs, the American Institute of CPAs, and the Venture Club of Louisville.

Michael Thomas, DVM, is a partner in the Elizabethtown Animal Hospital. Dr. Thomas is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association.

Non-Director Executive Officers

Charles Chaney has served as an executive officer and Chief Operating Officer since 1999. He joined the Bank in 1976 as Banking Center Manager of the Munfordville Banking Center.

Larry Hawkins has served as an executive officer and Chief Lending Officer since 2001. He began serving as a Senior Loan Officer with the Radcliff Banking Center in 2000. Prior to joining the Bank, Mr. Hawkins was a Commercial Loan Officer with PNC Bank.

Anne Moran has served as an executive officer and Chief Retail Officer since 1999. Prior to joining the Bank in 1999, Ms. Moran was a Regional Manager for Bank One Corporation with 25 years of banking experience.

Gregory Schreacke has served as an executive officer and Chief Financial Officer since January 2004. Before joining the Bank, he served as senior vice president and controller for Team Financial, Inc. in Paola, Kansas for four years. He has also served as vice president and controller for Hemet Federal Savings and Loan, as a senior accounting officer at Mercantile Trust & Savings Bank, and as founder and shareholder in Swann, Schreacke & Associates P.C., a certified public accounting practice headquartered in Quincy, Illinois.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2005, the Board of Directors held twelve regularly scheduled and special meetings. All directors attended at least 75% of the meetings of the Board and the committees to which they belonged.

The Board’s Risk Management Committee is comprised of Directors Brown, Mouser, Scheer and Rider. The Risk Management Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee, among other things, is responsible for the selection of the Corporation’s independent auditors, reviews with the auditors the plan and scope of the audit and audit fees, monitors the adequacy of reporting and internal controls, meets regularly with internal and independent auditors, reviews the independence of the independent auditors, reviews the Corporation’s financial results as reported in Securities and Exchange Commission filings, and approves all auditing and non-auditing services performed by its independent auditors. The Committee also reviews examination reports from bank regulatory agencies and monitors policies pertaining to conflicts of interest as they affect directors, officers, and employees. The Board has determined that Mr. Scheer qualifies as an audit committee ‘financial expert” within the meaning of SEC rules, and that all the members of the Risk Management Committee are “independent” within the meaning of the rules of The Nasdaq Stock Market and the SEC. The Risk Management Committee met seven times during the year ended December 31, 2005.

The Board’s Executive Compensation Committee determines issues involving executive compensation. This committee is composed of Directors Huddleston, Hall, Mouser, and Newcomb, all of whom are “independent” within the meaning of The Nasdaq Stock Market, Inc. The Compensation Committee met once during 2005.

The Board’s Nominating Committee is responsible for identifying candidates to serve on the Board of Directors, making nominations to fill vacancies on the Board, and recommending the nominees to be selected by the full Board for the election of directors at each annual meeting. The Nominating Committee has a written charter adopted by the Board of Directors. All directors, who serve on the Nominating Committee are “independent” within the meaning of the rules of The Nasdaq Stock Market, Inc. The Nominating Committee met once during 2005.

Director Nominations

The Board believes that a nominee for director should be or should have been a business owner, senior manager, chief operating officer, chief financial officer, or chief executive officer of a relatively complex organization or corporation, be accustomed to dealing with complex problems, or otherwise served and excelled in a position of leadership or have a substantial equity ownership in the Company. In addition, directors and nominees for director should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom, and vision to exercise sound, mature judgments on a macro and entrepreneurial basis and should have high personal and professional ethics, strength of character, integrity, and values. Directors and nominees for director also should be free and willing to attend regularly scheduled meetings of the Board and its committees and otherwise be able to contribute an appropriate amount of time to the affairs of the Corporation and the Bank. Participation on other boards of directors provides breadth of experience to our Board. No person can be nominated for election or appointed to the Board for a term beginning after such person attains age 72. Those who were already on the Board when the Bylaws were changed were “grandfathered” from this rule.

In identifying and evaluating director nominees, the Nominating Committee first looks at the overall size and structure of the Board to determine the need to add or succeed directors and to determine if there are any specific qualities or skills that would complement the existing strengths of our board of directors.

The Nominating Committee may use a variety of means to identify and evaluate potential director nominees including recommendations from our current directors and management, as well as input from third party executive search firms. The Nominating Committee then interviews qualified candidates and determines, based on background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the Board.

The Nominating Committee will consider qualified nominees recommended by shareholders who may submit recommendations to the Nominating Committee in care of the Corporate Secretary, First Financial Service Corporation, 2323 Ring Road, Elizabethtown, Kentucky 42702-5006. To be considered by the Nominating Committee, shareholder nominations must be submitted before our fiscal year end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for director.

Nominations by shareholders may also be made in the manner provided by our Articles of Incorporation and Bylaws. Our Articles of Incorporation and Bylaws provide that a shareholder entitled to vote for the election of directors may make nominations of person for election to our board of directors at a meeting of shareholders by complying with required notice procedures. Nominations must be made by written notice and the notice must be received at our principal executive office not less than 30 days nor more than 60 days prior to any such meeting; provided however, that if less than 31 days’ notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.

The notice must specify:

•       as to each person the shareholder proposes to nominate for election or re-election as a director:

•        the name, age, business address, and if known, residence address of the person

•        the principal occupation or employment of the person

•        the number of shares of our stock that are beneficially owned by the person

•        any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Exchange Act; and

•       as to the shareholder giving the notice:

•        the name and record address of the shareholder and any other shareholder known to be supporting the nominee; and

•        the number of shares of our capital stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders.

We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director. At any meeting of shareholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

COMPENSATION COMMITTEE REPORT

The Corporation’s Executive Compensation Committee, comprised entirely of independent directors, is responsible for reviewing all aspects of the Corporation and Bank’s executive compensation program. The compensation philosophy of the Committee supports the Corporation’s objective of creating value for its shareholders. The Compensation Committee strives to ensure that executive compensation provides a means of attracting and retaining executives with proven abilities to lead the Corporation and the Bank, with the objective of realizing growth and profitability while maintaining stability and capital strength. The Committee has implemented the following compensation strategies for the Corporation’s and the Bank’s executive officers, including the Chief Executive Officer, to achieve that objective.

The Committee performs an annual review to study the Bank’s executive officers’ compensation. The review identifies compensation practices within the banking industry as well as those of peer banks based on size, complexity, and demographics. The review also identifies, where possible, similar positions within each peer bank to compare with each of the Bank’s executive officers. Factors considered when comparing other institutions’ compensation information to that of the Bank include growth of earnings per share, return on assets, and return on equity. For 2005, the Compensation Committee reviewed a peer group comprised of 22 publicly traded banks from the Mid-West and South East regions within the asset range of $500 million and $1.0 billion compiled by Clark Consulting, a leading consulting group in the banking industry. An analysis of the performance of the 22 peers for detailed performance of each peer was also reviewed. Because there is a qualitative relationship between performance and executive officer compensation, the Compensation Committee authorized the salary increases noted in the Summary Compensation Table in light of First Financial Service Corporation’s and the Bank’s favorable market and earnings growth, higher return on assets, higher return on equity, and its evaluation of individual performance factors considered by the Committee. The Committee believes pay levels are competitive within a range the Committee considers reasonable and necessary to attract and retain qualified officers.

Base Salary.   Executive officers’ salaries are determined by evaluating both the most recent comparative peer data as described above and the role and responsibilities of their positions. Individual salary increases are reviewed annually and are based on the holding company’s comparative performance to the peer group and the executive’s individual performance during the preceding year. The Committee also considers the recommendations of the Chief Executive Officer as to the parameters for annual salary adjustments for executive officers and for all employees, to assure that salaries are competitively established.

Annual Incentive Compensation.   The objective of annual incentive compensation is to deliver competitive levels of compensation for the attainment of annual financial objectives and operating results. The Committee believes these to be primary drivers of stock price performance over time. The annual determination as to whether incentives and the amount of the incentive to the Corporation’s executive officers is based upon the Committee’s evaluation of the performance of each officer and the Corporation’s results, using a variety of performance factors including earnings per share.

Long Term Incentives.   The Committee believes the granting of stock options to executives best serves the interest of shareholders by providing those people having responsibility for the management and growth of the Corporation and the Bank with an opportunity to increase their ownership of First Financial Service Corporation common stock. By increasing executive officer ownership, these individuals will have an added incentive to maximize shareholder value. Executive officers are granted options, from time to time, giving them the right to purchase First Financial Service Corporation common stock at a specified price in the future. The Compensation Committee determines the number of shares available for the granting of stock options to each executive officer. The number of stock options granted is arbitrary. It is based upon individual performance contributions, comparative practices, and a review of peer data. The committee decided not to grant options during 2005. These grants have an option price of 100% of the market value on the date of the grant. The Committee is currently reviewing SFAS No. 123R “Share-Based Payment,” which requires recording compensation cost for stock options. The Committee has not determined how the impact of this pronouncement will affect its future use of stock options as long-term incentives to executives.

Chief Executive Officer’s Compensation.   In determining the base pay for Mr. Johnson, the Committee’s practice is subjective and not subject to specific criteria. The Committee used the compensation information from the peer group defined above. Within this peer group analysis, the Committee noted First Financial Service Corporation’s and the Bank’s favorable earnings growth, higher return on assets, and higher return on equity than the peer group overall performance. Based on this analysis, the Committee increased Mr. Johnson’s salary 8% to $201,800, effective January 1, 2005. Mr. Johnson’s annual incentive compensation paid during 2005 was determined based upon the Committee’s evaluation of Mr. Johnson’s performance and the Corporation’s results, using earnings per share and other performance factors noted above for the period ended December 31, 2004. The annual incentive was 18% of pay. Mr. Johnson’s combined compensation for base salary and annual incentive for 2005 was 81% of the peer group average.

In summary, the Committee believes the total compensation program for First Financial Service Corporation’s executive officers is competitive with programs offered by similar institutions, and executive compensation is appropriate to further the goals and objectives of First Financial Service Corporation and the Bank.

EXECUTIVE COMPENSATION COMMITTEE
Walter D. Huddleston, Chairperson
Wreno M. Hall
Stephen Mouser
John L. Newcomb, Jr.
Gail L. Schomp

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information concerning the compensation received by the Chief Executive Officer and the next four most highly compensated executive officers of the Corporation and the Bank who earned at least $100,000 in salary and bonus for our three most recent fiscal years.

Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options (#)	All Other Compensation
B. Keith Johnson	2005	$201,800	$37,917	—	$36,589	(1)
President and CEO	2004	185,500	2,708	22,000	36,542
	2003	180,000	34,565	—	22,785
Anne Moran	2005	$119,800	$13,170	—	$7,188	(1)
Executive Vice President	2004	114,000	11,665	11,000	6,844
and Chief Retail Officer	2003	110,700	17,983	—	6,643
Charles Chaney	2005	$119,800	$7,460	—	$7,188	(1)
Executive Vice President	2004	114,000	11,665	2,200	6,844
and Chief Operating Officer	2003	110,700	17,983	—	6,643
Larry Hawkins	2005	$119,600	$12,750	—	$7,179	(1)
Executive Vice President	2004	109,600	11,604	—	6,581
and Chief Lending Officer	2003	90,900	13,207	—	5,453
Gregory Schreacke	2005	$119,400	$12,250	—	$6,648	(1)
Executive Vice President	2004	97,000	1,500	22,000	—
and Chief Financial Officer(2)

(1)   Includes matching contributions to the Bank’s 401(k) Retirement Plan, ($12,109 for B. Keith Johnson, $7,188 for Anne Moran and Charles Chaney, $7,179 for Larry Hawkins, and $6,648 for Gregory Schreacke), director’s fees paid to Mr. Johnson in the amount of $22,140, and an auto allowance of $2,340 for Mr. Johnson.

(2)   Mr. Schreacke joined the Corporation in January 2004.

Option Grants in Last Fiscal Year

There were no options granted for the year ended December 31, 2005.

Option Exercises and Fiscal Year-End Option Values

The following table contains information concerning the value of options held by the Chief Executive Officer and the next four most highly compensated executive officers at December 31, 2005. There were no options exercised by the specified officers in 2005.

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(2)
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
B. Keith Johnson	—	$—	28,600	17,600	$273,152	$99,440
Anne Moran	—	—	26,400	8,800	265,804	49,720
Charles Chaney	—	—	3,630	2,200	35,368	12,430
Larry Hawkins	—	—	10,527	—	162,765	—
Greg Schreacke	—	—	—	22,000	—	118,360

(1)   Market price at time of exercise less exercise price.

(2)   Market value of underlying securities at December 31, 2005, $28.96 less exercise price.

Directors’ Compensation

Members of the Board of Directors of the Corporation receive a monthly fee of $394. Members of the Bank’s Board of Directors receive a monthly fee of $1,326. All directors serve on both boards. No fees are paid for attendance at committee meetings.

Retirement Plan

The Bank is a participant in the Financial Institutions Retirement Fund, a multiple-employer defined benefit pension plan covering employees hired before June 1, 2002. Employees hired on or after that date are not eligible for membership in the fund. Service credit for purposes of eligibility and vesting is retroactive to the date of employment. Benefit service is based on the date of enrollment into the plan and is calculated through February 28, 2003 when the plan was frozen.

A qualifying employee becomes fully vested in the plan upon completion of five years’ service or when the normal retirement age of 65 is attained. The plan is intended to comply with the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”), as a “tax qualified” defined benefits plan, and with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the plan is equal to 1.5% of the career average earnings multiplied by the years of credited service. A participant who has attained the age of 45 and completed ten years of service may take an early retirement and elect to receive a reduced monthly benefit beginning immediately. Mr. Johnson, Ms. Moran, Mr. Chaney, and Mr. Hawkins have 10, 4, 27, and 3 years respectively of credited service under the plan based on their years of service when the plan was frozen.

The following table indicates the annual retirement benefit payable under the plan based on various specified levels of plan compensation and various specified years of credited service as calculated under the plan assuming retirement at age 65 on December 31, 2005. The IRS maximum annual benefit under the plan is limited to $162,000 per year.

Career Average	YEARS OF BENEFIT SERVICE
Compensation	15	20	25	30	35
10,000	2,300	3,000	3,800	4,500	5,300
20,000	4,500	6,000	7,500	9,000	10,500
30,000	6,800	9,000	11,300	13,500	15,800
60,000	13,500	18,000	22,500	27,000	31,500
90,000	20,300	27,000	33,800	40,500	47,300
120,000	27,000	36,000	45,000	54,000	63,000
150,000	33,800	45,000	56,300	67,500	78,800

Transactions with the Corporation and the Bank

All loans to directors and executive officers or their affiliates are approved by the Executive Loan Committee, reviewed and ratified by the Risk Management Committee and promptly reported to the Board of Directors. They are made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or contain other unfavorable terms.

COMPARATIVE STOCK PERFORMANCE GRAPH*

The graph below shows the cumulative total return on the Common Stock of the Corporation between December 31, 2000 through December 31, 2005 compared with the cumulative total return of the NASDAQ Stock Market Index for U.S. Companies, the NASDAQ Composite Index and a peer group index over the same period. Cumulative total return on the stock or the index equals the total increase in value since December 31, 2000, assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 2000 in the Common Stock of the Corporation or in the indexes. Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
First Financial Service Corp.	100.00	116.67	176.14	201.49	214.40	273.65
NASDAQ Stock Market (U.S.)	100.00	79.27	54.89	81.92	89.22	91.27
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
Peer Group*	100.00	102.48	99.12	121.76	130.55	129.29

*                    First Financial Services Corp.’s peer group consists of AmSouth Bancorp., BB&T Corp., Fifth Third Bancorp, Huntington Bancshares Inc., KeyCorp, Marshall & Ilsley Corp., National City Corp., Noth Fork Bancorporation Inc., PNC Financial Services Group, Inc., Regions Financial Corp., SunTrust Banks, Inc. Synovus Financial Corp., Zions Bancorporation, Compass Bancshares, Inc. First Horizon National Corp., M&T Bank Corp.

RISK MANAGEMENT COMMITTEE REPORT

The Risk Management Committee has furnished the following report:

It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Chizek and Company LLC, our independent registered public accounting firm, to audit the financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). The Risk Management Committee has adopted a written charter and the functions and responsibilities of the Risk Management Committee are described in the charter of the Risk Management Committee.

In connection with its review of First Financial Service Corporation’s financial statements for 2005, the Risk Management Committee:

•       has reviewed and discussed the audited financial statements with management;

•       has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380);

•       has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant’s independence; and

•       has approved the audit and non-audit services of the independent public accountant for 2005.

The Risk Management Committee also discussed with management and the independent public accountants the quality and adequacy of the Corporation’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

Based on the review and discussions referred to above, the Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in First Financial Service Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005.

RISK MANAGEMENT COMMITTEE
Robert M. Brown
Stephen Mouser
Donald Scheer
J. Alton Rider

ITEM 2. APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

On December 20, 2005, the Board of Directors adopted the First Financial Service Corporation Employee Stock Purchase Plan (the “Plan”), subject to shareholder approval at the 2006 Annual Meeting of Shareholders. The following summary of the material provisions of the Plan is qualified in its entirety by reference to the Plan. For purposes of this summary, any reference to the Corporation includes the Corporation and its subsidiaries. A copy of the Plan is attached as Appendix A.

Purpose

The purpose of the Plan is to provide employees of the Corporation with an opportunity to purchase common stock of the Corporation through accumulated payroll deductions. It is the intention of the Corporation to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code. Under the Plan, the Corporation will sell shares to participants at a price equal to 95% of the closing price of the common stock on the last day of the offering period, or the nearest prior business day on which trading occurred.

The Board of Directors believes that the Plan will encourage broader stock ownership by employees of the Corporation and thereby provide an incentive for non-executive employees to contribute to the profitability and success of the Corporation. In particular, the Board intends the Plan to offer a convenient means for such employees who might not otherwise own common stock in the Corporation to purchase and hold common stock, and that the discounted sale feature of the Plan provides a meaningful inducement to participate. The Board believes that employees’ continuing economic interest, as shareholders, in the performance and success of the Corporation will enhance the entrepreneurial spirit of the Corporation, which can greatly contribute to the long-term growth and profitability of the Corporation.

Eligibility and Participation

Any employee of the Corporation that has elected to participate in the Plan, whose customary employment is more than twenty hours per week and more than five months in any calendar year, may participate in the Plan for any offering period that begins after the eligible employee has completed 90 days of employment with the Corporation.

An eligible employee may enroll for any six-month offering period, commencing January 1 and July 1 of each year, by filing an enrollment form with the Corporation at least ten business days before the commencement of the offering period. The first enrollment period under the Plan began on January 1, 2006, and ends on June 30, 2006. If shareholders do not approve the Plan, any contributions will be returned to the employee. After initial enrollment in the Plan, the employee will be automatically re-enrolled in the Plan for subsequent offering periods unless he or she files a notice of withdrawal, terminates employment, or otherwise becomes ineligible to participate.

Upon enrollment in the Plan, the employee must elect a rate at which he or she will make payroll contributions for the purchase of common stock. An employee may elect to make contributions in an amount expressed as whole percentage of such employee’s earnings although an employee’s contributions will be adjusted downward or refunded to the extent necessary to ensure that he or she will not be eligible to purchase common stock with a value in excess of $25,000 in any calendar year. All employee contributions will be made by means of direct payroll deduction. The contribution rate elected by a participant will continue in effect until modified by the participant. The contributions of an employee will be credited to an account maintained by the Corporation on behalf of such employee.

Pursuant to the above method, shares of the Corporation’s common stock will be purchased on the last day of the offering period.

Shares Available Under the Plan

The maximum number of shares of common stock authorized to be issued under the terms of the Plan is 100,000 shares. However, the maximum number of shares available under the Plan is subject to appropriate adjustment in the case of any stock dividend, stock split, recapitalization, merger, consolidation, repurchase, share exchange, or other similar corporate transaction or event affecting the common stock.

Administration

The Board administers the Plan, provided that the Board may appoint a Committee to carry out its administrative duties under the Plan. The Human Resources Department manages the day-to-day operation of the Plan. The Board will have the authority to construe and interpret the Plan, to establish, amend or waive rules for its administration, and to make all other determinations necessary and advisable for the administration of the Plan.

Amendment, Modification and Termination

The Board may, at any time, amend, modify or terminate the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE FIRST FINANCIAL SERVICE CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

ITEM 3. APPROVAL OF THE 2006 STOCK OPTION AND INCENTIVE COMPENSATION PLAN

The Corporation’s shareholders are being asked to approve the First Financial Service Corporation 2006 Stock Option and Incentive Compensation Plan (the “2006 Plan”), which was adopted by the Board of Directors of the Corporation on March 21, 2006, subject to shareholder approval at the Meeting. The following summary of the 2006 Plan is qualified in its entirety by reference to the text of the 2006 Plan, which is attached as Appendix B to this Proxy Statement.

Purpose

The purposes of the 2006 Plan are to (a) increase the profitability and growth of the Corporation; (b) provide competitive compensation to employees and directors while obtaining the benefits of tax deferral; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees to contribute to the Corporation’s success. In this respect, the 2006 Plan is similar to the Corporation’s 1998 Stock Option and Incentive Plan.

The Board of Directors believes that the ability to award stock options and other forms of stock-based incentive compensation can assist the Corporation in attracting and retaining key employees. Stock-based incentive compensation is also a means to align the interest of its key employees with those of shareholders by providing awards intended to reward recipients for the Corporation’s long-term growth. In addition to providing key employees an incentive to put forth maximum effort for the Corporation’s success, option grants give key employees a common interest with its stockholders in the Corporation’s long-term share performance.

Shares Available

Awards under the 2006 Plan may be made for a total number of shares of Common Stock equal to the greater of (i) 535,000 shares, or (ii) twelve percent of the number of shares of Common Stock issued and outstanding at any one time. No more than 535,000 shares of Common Stock may be issued pursuant to options that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. If any outstanding award for any reason expires or is terminated without exercise, or is forfeited, or if shares are withheld in payment of an exercise price or tax withholding, shares that are not issued due to such event may again be subject to awards under the 2006 Plan. The number of shares available under the 2006 Plan is subject to adjustment in the event of stock dividends, stock splits, mergers and other similar events.

Administration of the 2006 Plan

The 2006 Plan will be administered by a Committee of the Board of Directors (the “Committee”), which shall consist of two or more directors, none of whom may be employees. The Committee shall select the employees to receive awards and the dates on which awards are made and the form, amount, size, and other terms and provisions of each award under the 2006 Plan. The Committee may also make rules, regulations, interpretations and determinations not inconsistent with the 2006 Plan in respect to any restrictions or conditions, acceleration of rights, exercisability, extensions of post-termination rights, waivers of performance, conditions, deferral of awards, tax withholding and other matters.

Forms and Provisions of Awards

Awards granted under the 2006 Plan may be in the form of non-qualified stock options or incentive stock options, stock appreciation rights, restricted stock and performance share awards. Options and the other types of awards may be granted separately or in combination, as the Committee deems appropriate and in the best interest of the Corporation under the circumstances. Payment for Common Stock acquired through exercise of a non-qualified stock option or an incentive stock option may be made in cash,

Common Stock (owned by the optionee for at least six months) at fair market value (including shares of Common Stock withheld upon the exercise of an option), or a combination thereof, as the Committee may determine. The various forms of awards provided under the 2006 Plan are described below.

Non-qualified Stock Options (“NSOs”)

The option price and the period for exercise of NSOs are to be fixed by the Committee. Unless otherwise specified in the award agreement, no NSO may be exercised later than ten years after the date of grant. NSOs must be exercised during employment with the Corporation, or in the case of retirement, disability, death or termination of employment for any reason other than cause, within a period of time following termination of employment as determined by the Committee. If termination of employment is for cause, the employee will forfeit all unexercised options.

Incentive Stock Options (“ISOs”)

The option price and the period for exercise of ISOs are to be fixed by the Committee, but in no case can the price be less than 100% of the market value of the shares at the time the ISO is granted or 110%, if the holder of the option owns more than 10% of the Corporation’s voting stock. No ISOs may be exercised later than ten years after the date of grant. ISOs must be exercised during employment with the Corporation, or in the case of retirement, disability, death or termination of employment for any reason other than cause, within a period of time following termination of employment as determined by the Committee. If termination of employment is for cause, the employee will forfeit all unexercised options. Any option (or portion thereof) that is designated as an ISO but does not qualify as such under Section 422 of the Internal Revenue Code will be treated as an NSO.

Stock Appreciation Rights (‘SARs”)

SARs are subject to the terms and conditions of the 2006 Plan and any additional terms and conditions contained in an award agreement as determined by the Committee. SARs entitle the grantee to receive upon exercise an amount, in cash or whole shares of Stock (or a combination thereof) as provided in the award agreement, equal to the amount by which the then fair market value of one share of Common Stock exceeds the exercise price per share specified in the award agreement, multiplied by the number of shares with respect to which the SAR is exercised. The exercise period for SARs will be determined by the Committee, and unless otherwise specified in the award agreement, no SAR will be exercisable later than ten years from the date of grant. SARs must be exercised during employment with the Corporation, or in the case of retirement, disability, death or termination of employment for any reason other than cause, within a period of time following termination of employment as determined by the Committee. If termination of employment is for cause, the employee will forfeit all unexercised SARs.

Restricted Stock Awards

Restricted Stock Awards are subject to the terms and conditions of the 2006 Plan and any additional terms and conditions contained in the award agreement as determined by the Committee and approved by the Board. Shares awarded pursuant to Restricted Stock Awards are subject to such conditions, terms, restrictions against transfer, and for such periods as the Committee so determines. Except for the restriction on transferability and as otherwise provided in the award agreement, an employee who holds restricted stock will have the same rights as a stockholder of the Corporation including the right to vote the shares and the right to receive dividends.

Performance Share Awards

Performance Share Awards are subject to the terms and conditions of the 2006 Plan and any additional terms and conditions contained in the award agreement as determined by the Committee and approved by the Board. Performance Share Awards entitle a recipient to receive cash or whole shares of stock (or a combination thereof) based on the degree of attainment by the Corporation of pre-established performance targets as determined by the Committee. The performance targets may relate to service requirements and any measures of performance of the Corporation or any subsidiary or such other criteria as the Committee specifies. Unless the award agreement provides that one or more performance criteria under an award are deemed to have been met upon retirement, death or disability, an employee’s right to payment of a Performance Share Award will be forfeited upon the termination of employment if the performance criteria have not been met. An employee who holds Performance Share Awards will not have any rights as a stockholder of the Corporation including the right to vote the shares and the right to receive dividends prior to becoming the holder of record of the Stock.

Change of Control

If a Change of Control occurs, Options and SARs awarded under the Plan will become exercisable in full whether or not otherwise exercisable at the time, and the restrictions applicable to Restricted Stock Awards will lapse. The occurrence of any of the following events will generally constitute a Change of Control:

  (i)      the acquisition of fifty percent (50%) or more of the outstanding voting stock of the Corporation, directly or indirectly, by any person;

(ii)      the persons serving as directors of the Corporation cease to make up at least a majority of the Board of Directors unless new directors are approved by at least two-thirds of the Board of Directors then still in office;

(iii)    the acquisition of the Corporation by merger, sale or transfer of all or substantially all of assets or the adoption of a plan of liquidation for the Corporation;

(iv)      the Corporation enters into an agreement, which will result in a Change of Control;

(v)      any person publicly announces an intention to cause a Change of Control to occur; or

(vi)      the Board of Directors adopts a resolution that a Change of Control has occurred for purposes of the 2006 Plan.

If the Corporation completes a merger, consolidation, statutory share exchange or any similar transaction in which the Common Stock is converted as a matter of law into securities and/or other property, each recipient of an Award will thereafter be entitled to receive upon the exercise of an Award the securities or property into which the number of shares of Common Stock issuable upon the exercise of such Award immediately before the transaction would have been converted in the transaction. The restrictions applicable to a Restricted Stock Award will apply to any securities and property received by the Award recipient as a result of a merger, consolidation, statutory share exchange or similar transaction.

Terms of the 2006 Plan; Amendments and Termination

The 2006 Plan will become effective immediately upon shareholder approval and will continue indefinitely, provided that no ISO may be granted after the tenth anniversary of the effective date. The Committee or the Board may terminate, suspend, amend or alter the 2006 Plan, in whole or in part, at anytime unless the action impairs or adversely affects the rights of an employee under an outstanding award or without the approval of shareholders, the action (i) increases the total amount of stock, (ii) decreases the exercise price of an option below the exercise price on the date the option was granted, or (iii) extends the period an ISO may be granted. No amendment, alteration, suspension or termination of the 2006 Plan will affect the rights of a participant under an option previously granted.

Federal Income Tax Consequences

Grants of Options

The grant of an NSO, ISO, SAR, Restricted Stock Award or Performance Share Award does not result in income for the grantee or in a deduction for the Corporation. In the case of Restricted Stock Awards, the stock must be subject to “restrictions against transfer” and a “substantial risk of forfeiture,” as intended under the 2006 Plan.

Exercise of Options

The exercise of an NSO results in ordinary income for the optionee and a deduction for the Corporation measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required.

The exercise of an ISO does not result in income for the optionee. However, the excess of the fair market value on the exercise date over the option price of the shares is an “item of adjustment” for alternative minimum tax purposes. When an optionee sells shares acquired by exercise of an ISO, the optionee’s gain (the excess of sales proceeds over option price) upon the sale will be taxed as capital gain provided the optionee (i) exercises the option while an employee of the Corporation or within three months after termination of such employment for reasons other than death or disability and (ii) the sale is not within two years after the date of grant nor within one year after exercise. If the exercise is after such three-month period, or the subsequent sale is before the expiration of either the two-year or the one-year period, the optionee generally will realize ordinary income on the disqualifying sale.

Upon the exercise of SARs or the receipt of cash or stock under a Performance Share Award, the grantee recognizes ordinary income and the Corporation is entitled to a deduction measured by the fair market value of the shares plus any cash receipt. Income tax withholding is required.

Unless the recipient of a Restricted Stock Award makes a Section 83(b) Election (as described below), any dividends paid on restricted stock while it remains subject to substantial restrictions are treated as compensation for federal income tax purposes. The recipient of a Restricted Stock Award recognizes ordinary income and the Corporation is entitled to a deduction at the time the restrictions lapse or at the time the stock becomes transferable. The amount of income is measured by the fair market value of the shares at the time of lapse. Income tax withholding is required, and such income is subject to all applicable payroll taxes.

Subsequent Sales

Subject to the special rules governing disqualifying dispositions of ISOs, a holder who sells shares issued pursuant to the 2006 Plan will recognize a capital gain or loss. Capital gain or loss is measured by the difference between the sale proceeds and the selling shareholder’s adjusted tax basis in the stock sold. A recipient of an option may include in the tax basis of his or her shares any ordinary income recognized upon receipt of such shares. Under present law, capital gain recognized upon the sale of shares will be long-term capital taxed at more favorable rates or short-term capital gain taxed at ordinary income rates depending on the holding period and the tax law in effect at the time.

Section 83 (B) Election

A recipient of a Restricted Stock Award may make a Section 83(b) Election to include in income the fair market value of the restricted stock (determined without regard to any restrictions, other than those that by their terms never lapse) at the time of the award. The election must be made within 30 days of the date of the award. If a Section 83(b) Election is properly made, the holder of the restricted shares will have a capital gain holding period that commences on the date of the award and will not recognize further income when the restrictions lapse. Income recognized upon making the Section 83(b) Election is ordinary income subject to income tax withholding and all applicable payroll taxes. If a recipient of restricted stock makes a Section 83(b) Election and later forfeits the stock, the recipient will not receive any tax deduction to make up for the tax already paid.

Generally, a recipient may not make a Section 83(b) Election in connection with the award of stock options, SARs, or Performance Share Awards.

New Plan Benefits

No awards have been approved by the Board before (and which would have been subject to) shareholder approval of the 2006 Plan. Therefore, benefits payable under the 2006 Plan for the group of executive officers named in the Summary Compensation Table and the non-executive officer employees of the Corporation as a group are not currently determinable.

The 2006 Plan will be approved if more votes are cast in favor of Proposal III than are cast against it at the Meeting. The 2006 Plan will terminate if Proposal III is not approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2006 STOCK OPTION AND INCENTIVE COMPENSATION PLAN.

INDEPENDENT PUBLIC ACCOUNTANTS

A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so. Crowe Chizek and Company LLC has served as our independent public accountants and auditors since the 1999 fiscal year.

AUDIT FEE TABLE

		Audit Related	Tax Related
Year	Audit Fees	Fees	Fees	Other Fees
2005	$149,500	$7,300	$5,600	$6,625
2004	$120,110	$11,960	$6,525	$71,622

Audit Fees

Fees for audit services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include the audit of our annual financial statements and review of the financial statements contained in our quarterly reports on Form 10-Q. In 2005, the fee also includes services for SEC filings on Form S-8 and audit fees for the audit of our internal controls over financial reporting.

Audit-Related Fees

Fees for audit related services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include services that are related to the consultation on various accounting matters and audit of our employee stock ownership plan.

Tax Fees

Fees for tax services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include tax compliance and tax consulting services.

All Other Fees

Fees for all other services provided by Crowe Chizek and Company LLC, as disclosed in the above “Audit Fee” table, primarily include consulting services provided related to compliance with Sarbanes Oxley Section 404.

The Risk Management Committee of the Board of Directors has considered whether the provision of the services covered under the caption “All Other Fees”, above, is compatible with maintaining the principal accountant’s independence.

CODE OF ETHICS

In March 2004, our Board of Directors adopted a Code of Business Ethics and Conduct, which is designed to help officers, directors, and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Ethics and Conduct is applicable to all of our officers, directors, and employees, including our chief executive officer, chief financial officer, principal accounting officer or controller, and other persons performing similar functions. The Code of Business Ethics and Conduct covers topics, including but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. A copy of our Code of Business Ethics and Conduct is available to any person free of charge by contacting Rebecca Bowling, Corporate Secretary Treasurer, First Federal Savings Bank, 2323 Ring Road, Elizabethtown, Kentucky 42701 (telephone) 270-765-2131.

Waivers from our Code of Business Ethics and Conduct are discouraged, but any waivers from the Code of Business Ethics and Conduct that relate to our chief executive officer, chief financial officer, principal accounting officer or controller, and other persons performing similar functions or any other executive officer or director must be approved by the Board of Directors.

COMMUNICATIONS WITH OUR BOARD

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific director, including non-management directors, may write to:

Board of Directors
First Federal Savings Bank
2323 Ring Road
Elizabethtown, KY  42701

Depending on the subject matter, management will:

•       forward the communication to the director or directors to whom it is addressed (for example, if the  communication received deals with questions, concerns, or complaints regarding accounting, internal accounting controls, and auditing matters, it will be forwarded by management to the Chairman of the Risk Management Committee for review);

•       attempt to handle the inquiry directly, for example where it is a request for information about us or our operations or it is a stock-related matter that does not appear to require direct attention by our Board of Directors or an individual director.

At each meeting of the Board of Directors, our Chairman of the Board will present a summary of all communications received since the last meeting of the Board of Directors that were not forwarded and will make those communications available to any director on request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s officers, directors, and persons who own more than ten percent of the outstanding Common Stock must file reports detailing their ownership of Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports, the Corporation believes that all of its officers and directors and all stockholders who own more than ten percent of the Corporation’s outstanding Common Stock have complied with the reporting requirements for the year ended December 31, 2005.

APPENDIX A

FIRST FINANCIAL SERVICE CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
(Effective January 1, 2006)

Section 1—PURPOSE

First Financial Service Corporation (the “Corporation”) hereby establishes this employee stock purchase plan (the “Plan”) for the benefit of its employees and the employees of its subsidiary, as set forth below.

The purpose of the Plan is to provide employees of the Corporation and its Subsidiaries with an opportunity to participate in the growth of the Corporation and to further align the interests of the employees with the interests of the Corporation through the purchase of shares of the Corporation’s common stock. The Plan is intended to be an employee stock purchase plan under Section 423 of the Code (as defined below).

Section 2—DEFINITIONS

For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

2.1   “Board” means the Board of Directors of the Corporation.

2.2   “Common Stock” means the Corporation’s voting common stock, $1.00 par value per share.

2.3   “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.4   “Committee” means the committee appointed by the Board, if any, pursuant to Section 6 to administer the Plan. If no Committee has been appointed, Committee shall mean the Board.

2.5   “Compensation” means the Participant’s base salary plus any overtime and commissions, excluding cash bonuses.

2.6   “Eligible Employee” means any employee of the Corporation, or any Subsidiary that, with the approval of the Corporation, has elected to participate in this Plan, whose customary employment is more than twenty hours per week and more than five months in any calendar year.

2.7   “Offering Period” means an offering period set by the Board pursuant to Section 5.1 during which Eligible Employees may elect to purchase Common Stock under the Plan.

2.8   “Participant” means an Eligible Employee who has elected to participate in the Plan and who has not ceased participation herein.

2.9   “Subsidiary” means any entity in which the Corporation owns directly or indirectly 50% or more of the voting stock, as determined in accordance with Code Section 424(f).

Section 3—ELIGIBILITY AND PARTICIPATION

3.1   Initial Eligibility.   An Eligible Employee may participate in the Plan for any Offering Period that begins after the Eligible Employee has completed 90 days of employment with the Corporation or a participating Subsidiary.

3.2   Limitation on Eligibility.   Notwithstanding Section 3.1, no Eligible Employee may participate in the Plan for an Offering Period if, upon the employee’s purchase of the largest amount of shares available to him for purchase during the Offering Period, the employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (for purposes of this paragraph, the rules of Code Section 424(d) shall apply in determining stock ownership for any employee).

Section 4—SHARES AVAILABLE UNDER THE PLAN

4.1   Shares Available.   Subject to adjustments pursuant to Section 4.3, the maximum number of shares of Common Stock that may be purchased under the Plan is 100,000.

4.2   Source of Shares.   Any shares of Common Stock issued under the Plan may be issued from authorized and unissued Common Stock or from any other proper source.

4.3   Adjustments in Authorized Shares.   In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, share repurchase, share combination, share exchange or other change in the corporate structure of the Corporation affecting the Common Stock, the Board may substitute or adjust the total number and class of shares of Common Stock or other stock or securities which may be issued under the Plan as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants hereunder. If any of the events referred to above occur, outstanding shares of Common Stock shall be treated like all other shares of Common Stock.

Section 5—STOCK PURCHASES UNDER THE PLAN

5.1   Offering Periods.   The Board shall, from time to time in its discretion, designate Offering Periods with a duration of up to twelve months, during which all Eligible Employees may elect to purchase stock under the Plan. The Board may designate a maximum number of shares of Common Stock that may be purchased by each Eligible Employee during the Offering Period or restrict purchases by Eligible Employees to a set percentage of Compensation, provided that no Participant shall be eligible to purchase Common Stock with a value in excess of $25,000 in any calendar year. During each Offering Period, each Eligible Employee may elect to purchase Common Stock in accordance with the rules set by the Committee for that offering period.

5.2   Payroll Deductions.   The Committee may, in its discretion, allow or require Eligible Employees to purchase stock during an Offering Period by payroll deduction. If payroll deduction is available during an Offering Period, an Eligible Employee shall signify his election to participate in the Plan for the Offering Period by completing a form provided by the Committee (the “Election Form”) and returning it to the Committee by the date indicated thereon. No interest shall be paid on amounts withheld from a Participant’s pay during an Offering Period.

5.3   Purchase Price.

(a)    Purchases of Common Stock under the Plan shall occur on the last day of each Offering Period (the “Purchase Date”). The purchase price (the “Purchase Price”) of each share of Common Stock will be 95% of the closing price of the Common Stock on the last day of the Offering Period, or the nearest prior business day on which trading occurred, on any established stock exchange or national market system, or the exchange with the greatest volume of trading in the Common Stock, for the nearest prior business day on which trading occurred.

(b)   If no closing trading price is listed on any of the dates referenced in Section 5.3(a), the Committee may determine the fair market value of the Common Stock on that date, on such basis as it deems appropriate.

5.4   Fractional Shares.   Fractional shares may be issued under the Plan. Any accumulated payroll deductions which are not used to purchase shares will be returned to the Participant promptly after the last day of the Offering Period, without interest.

5.5   Issuance of Common Stock.   The purchase of Common Stock pursuant to the Plan will be effective as of the Purchase Date and the shares of Common Stock purchased will be deemed outstanding as of such date and will be registered in book entry form on the registration books maintained by the Corporation’s transfer agent.

5.6   Termination of Employment or Death of the Participant.   In the event a Participant ceases to be an employee of the Corporation or a Subsidiary (except in the case of transfer from one of such companies to another) for any reason, including death, prior to the end of an Offering Period, all amounts deducted by the Corporation from the Participant’s Compensation or otherwise paid by the Participant toward the purchase of Common Stock during the Offering Period and prior to the date of termination shall be used to purchase shares of Common Stock on the next Purchase Date. Notwithstanding the preceding sentence, if a Participant was not an employee of the Corporation or a Subsidiary during the 90-day period preceding the Purchase Date, the Corporation shall return all amounts withheld from pay or paid to the Corporation for the purchase of Common Stock during the Offering Period and no Common Stock shall be issued to such Participant or the Participant’s heirs under this Plan. In the event of a Participant’s death, the Common Stock to be issued under this Section 5.6, if any, and any other rights of the Participant with respect to an Offering Period, shall be issued to or exercised by the Participant’s surviving spouse, or if the Participant is not survived by a spouse, the Participant’s estate.

Section 6—ADMINISTRATION

6.1   Governance.   This Plan shall be administered by the Board, provided that the Board may appoint a Committee to carry out its administrative duties under the Plan. If a Committee is appointed by the Board, the following provisions shall apply. The number of Committee members shall be determined by the Board. The Board shall add or remove members from the Committee as the Board sees fit, and vacancies shall be filled by the Board. The Committee shall select one of its members as the chairperson of the Committee and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board, may make such rules and regulations for the conduct of its business as it shall deem advisable. Unanimous written action of the Committee may be taken by its members, and actions so taken shall be fully effective as if taken by a vote of a majority of the members at a meeting duly called and held. A majority of Committee members shall constitute a quorum for purposes of meeting. The act of a majority of the members present at any meeting for which there is a quorum shall be a valid act of the Committee.

6.2   Committee to Interpret Plan.   Subject to the express terms and conditions of the Plan, the Committee shall have sole power to (i) construe and interpret the Plan; (ii) establish, amend or waive rules for its administration; and (iii) correct any inconsistencies in the Plan.

6.3   Exculpation.   No member of the Board or the Committee, nor any officer or employee acting on their behalf, shall be liable for actions, determinations or interpretations made in good faith with respect to the Plan. All members of the Board and the Committee and each officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination or interpretation.

6.4   Decisions Binding.   All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Corporation, its shareholders, Participants and their estates and beneficiaries.

Section 7—NO ASSIGNMENT

No Participant may assign or transfer any rights under the Plan to any other person, nor delegate any duties of the Participant. Any attempted assignment or delegation by the Participant is void and shall have no effect.

Section 8—AMENDMENT, MODIFICATION AND TERMINATION

8.1   Right to Amend, Modify and Terminate.   The Board may, at any time, amend, modify or terminate the Plan.

Section 9—GENERAL PROVISIONS

9.1   Not a Contract of Employment.   Neither the Plan, nor any action taken under the Plan, shall be construed as conferring upon a Participant any right to continue as an employee of the Corporation or a Subsidiary.

9.2   Withholding.   The Corporation shall be entitled to take whatever steps it deems necessary to satisfy its federal, state and local taxes withholding obligations under applicable law, if any, with respect to the Plan.

9.3   Restrictions on Sale of Stock.   The Committee may require Participants receiving Common Stock under the Plan to represent to and agree with the Corporation in writing that the Participant is acquiring the shares for investment without a view to distribution thereof. No shares shall be issued or transferred unless the Committee determines, in its sole discretion, that such issuance or transfer complies with all relevant provisions of law, including but not limited to, the (i) limitations, if any, imposed in the state of issuance or transfer, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, and (iii) requirements of any stock exchange upon which the Corporation’s shares may then be listed. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

9.4   Governing Law.   To the extent not preempted by federal law, the Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to its conflicts of laws rules.

9.5   Gender and Number.   Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

9.6   Severability.   In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

9.7   Not a Shareholder.   No person entitled to purchase Common Stock with respect to an Offering Period hereunder will have any rights as a shareholder of the Corporation with respect to the Common Stock to be purchased during an Offering Period until such person has become the holder of record of such shares of Common Stock on the Corporation’s corporate records.

9.8   Headings.   The headings in this Plan have been inserted solely for convenience of reference and shall not be considered in the interpretation or construction of this Plan.

Section 10—EFFECTIVE DATE AND TERM OF PLAN

The Plan shall be effective on the date (the “Effective Date”) when the Board adopts the Plan subject to approval of the Plan by the shareholders of the Corporation within 12 months after the Effective Date. The Plan shall begin on the Effective Date and shall continue until all Common Stock authorized for issuance under Section 4 has been issued under the Plan or until the Board terminates the Plan, if sooner.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by the undersigned officer this 21st day of June, 2005.

FIRST FINANCIAL SERVICE CORPORATION
By:	/s/ B. KEITH JOHNSON
Title:	President and CEO
Date:	June 21, 2005

APPENDIX B

FIRST FINANCIAL SERVICE CORPORATION
2006 STOCK OPTION AND INCENTIVE COMPENSATION PLAN

First Financial Service Corporation (the “Company”) hereby establishes a stock option and incentive plan for the benefit of the employees and directors of the Company and of its subsidiaries.

Section 1—PURPOSE

The Company adopts this compensation program for certain key employees to (a) increase the profitability and growth of the Company; (b) provide competitive compensation to employees; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees and directors to contribute to the Company’s success.

Section 2—DEFINITIONS

For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

2.1   “Award” means an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, or a Performance Share Award granted under the Plan.

2.2   “Award Agreement” means a certificate of grant or, if there are promises required of the recipient of an Award, a written agreement, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

2.3   “Board” means the Board of Directors of the Company.

2.4   “Change of Control” means (i) an event or series of events which have the effect of any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding stock; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another company (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction) or to sell or otherwise transfer all or substantially all of the Company’s assets or to adopt a plan of liquidation. A Change of Control shall also be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, (ii) any person (including the Company) publicly announces an intention to take actions which upon consummation would constitute a Change of Control, or (iii) the Board adopts a resolution to the effect that a Change of Control for purposes of this Plan has occurred. Provided, however, that the Committee may provide in an Award Agreement that it believes may constitute “deferred compensation” pursuant to Code Section 409A for “Change of Control” to have the meaning given in guidance from the Internal Revenue Service construing that term for purposes of allowable triggers for payment of deferred compensation.

2.5   “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.6   “Committee” means, for purposes of Plan administration and interpretation, a committee appointed by the Board which shall consist of two or more members of the Board, each of whom is both and an “outside director” and a “non-employee director.” For purposes of this Section, (A) “outside director” means a Director of the Company who either (i) (a) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Code Section 162(m)), (b) is not a former employee of the Company or an “affiliated corporation” who still receives compensation for prior services (other than benefits under a tax-qualified retirement plan), or was not an employee during any prior period within the time defined under Exchange Act rules or the rules of any stock exchange on which the Stock is then traded, (c) was not an officer of the Company or an “affiliated corporation” at any time, and (d) does not currently receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Code Section 162(m); and (B) “non-employee director” means a Director of the Company who (i) is not a current employee or officer of the Company or its parent or a subsidiary, (ii) does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), (iii) does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and (iv) is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K. The number of Committee members shall be determined by the Board. The Board shall add or remove members from the Committee as the Board sees fit, and vacancies shall be filled by the Board.

2.7   “Company” shall mean First Financial Service Corporation and its successors.

2.8   “Director” means a voting member of the Board excluding any person who serves solely in an advisory capacity or as a director emeritus.

2.9   “Disability” means permanent disability within the meaning of Section 22(e)(3) of the Code.

2.10 “Effective Date” shall have the meaning set forth in Section 14.

2.11 “Employee” means an employee of the Company or a Subsidiary.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13 “Fair Market Value” means the closing sale price of a share of Stock as reported on the date as of which Fair Market Value is to be determined, or, if no trades were reported on that date, the closing price on the most recent trading day immediately preceding such date for which closing price information is available.

2.14 “Grant Date” means, with respect to an Award, the date as of which the Award is granted as stated in the Award Agreement, which shall not be earlier than the date on which the Committee approves the grant. The grant of an Award must be communicated to the recipient of the Award promptly after the Grant Date.

2.15 “Incentive Stock Option” means an option to purchase Stock granted under Section 6 of the Plan that is designated by the Committee as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.16 “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or is among the four most highly compensated officers of the Company (other than the chief executive officer), and any other person for whom executive compensation disclosure is required under the Exchange Act or for whom short-term trading reports are required under Section 16(a) of the Exchange Act.

2.17 “Nonqualified Stock Option” means an option to purchase Stock granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

2.18 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.19 “Option Period” means the period from the Grant Date of an Option to the date the period for exercise of the Option expires as stated in the Award Agreement.

2.20 “Participant” means an Employee or Director who has been granted an Award under the Plan.

2.21 “Performance Share Award” means an Award granted pursuant to Section 10 under which, upon the satisfaction of predetermined performance measures, cash, shares of Stock, or a combination thereof is paid to the Participant.

2.22 “Plan” means this First Financial Service Corporation 2006 Stock Option and Incentive Compensation. Plan.

2.23 “Restriction Period” means the period of time from the Grant Date of a Restricted Stock Award to the date when the restrictions placed on the Stock in the Award Agreement lapse.

2.24 “Restricted Stock Award” or “Restricted Stock” means Stock which is granted under Section 9 of the Plan, subject to a Restriction Period and/or condition which, if not satisfied, may result in the complete or partial forfeiture of such Stock.

2.25 “Retirement” means a Participant’s Termination of Employment with the Company or a Subsidiary after attaining age 60.

2.26 “Stock” means the Company’s voting common stock of no par value per share, or such other securities into which the Stock may be converted, by merger or otherwise.

2.27 “Stock Appreciation Right” or “SAR” means a Stock Appreciation Right granted under Section 7 of the Plan.

2.28 “Subsidiary” means any corporation which at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” in Section 424(f) of the Code.

2.29 “Termination of Employment” or “Service” shall be deemed to have occurred at the close of business on the last day on which an Employee is carried as an active employee on the records of the Company or a Subsidiary. With respect to a Director, it shall be deemed to occur on a Director’s cessation of service on the board of directors of both the Company and any Subsidiary. The Committee shall determine whether an authorized leave of absence, or other absence on military or government service, constitutes severance of the employment relationship between the Company or a Subsidiary and the Employee in accordance with Section 12.4. No termination shall be deemed to occur if (i) the Participant is a Director who becomes an Employee, or (ii) the Participant is an Employee who becomes a Director, except in the latter case Incentive Stock Options shall become Nonqualified Stock Options if not exercised within the time period following employment termination provided for in Section 8.

Section 3—STOCK SUBJECT TO THE PLAN

3.1   Available Stock.

(a)    Subject to adjustment as provided in Sections 3.2 and 3.3, the aggregate number of shares of Stock that may be issued pursuant to Awards under the Plan, shall be (A) (i) 500,000 shares, plus (ii) up to 35,000 shares of Stock remaining available for issuance as of the Effective Date of the Plan under the Company’s 1998 Stock Option and Incentive Compensation Plan (the “1998 Plan”), or (B) if greater, 12% of the Stock outstanding from time to time and shall be increased automatically upon increase of the outstanding shares of Stock, provided that the number of shares that may be issued pursuant to Incentive Stock Option Awards shall not exceed 535,000 shares. The aggregate number of shares of Stock that may be issued hereunder shall not be decreased except pursuant to Section 3.2 or an amendment to this Plan. When adopted by the Company’s shareholders, this Plan shall amend the 1998 Plan to immediately terminate the right to make additional grants under the 1998 Plan.

(b)   The maximum number of shares of Stock that may be subject to all Awards granted under the Plan during the term of the Plan to any one Participant is 200,000 from the total set forth in subparagraph (a) above.

3.2   Changes in Capitalization.   In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the number of shares of Stock or the kind of shares or securities issueable upon exercise of an Option or payment of another Award, an appropriate and proportionate adjustment shall be made by the Committee in the number and kind of shares which may be delivered under the Plan, and in the number and kind or price of shares subject to outstanding Awards, so that no Award shall be diluted or increased; provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this Section shall be made in such a manner so as not to constitute a “modification” within the meaning of Section 424(h) of the Code and adjustments to other Awards shall be made in a manner consistent with that Section, as if it applied to non-Incentive Stock Options as well, so as not to trigger taxes under Code Section 409A. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award.

3.3   Adjustments for Awards.   The Committee shall have sole discretion to determine the manner in which shares of Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 3.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Stock available for grant of Awards under the Plan:

(a)    The grant of Options, Restricted Stock and Performance Share Awards to be settled in Stock shall initially reduce the number of shares of Stock available for grant of Awards under the Plan by the number of shares of Stock subject to such an Award, and that number shall remain unavailable (even after exercise or maturity of that Award), except as provided in (c) or (d) below.

(b)   The grant of SARs that may be paid or settled only in Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Stock with respect to which the Award is exercised over the number of shares of Stock issued upon exercise of the Award shall again be available for grant of Awards under the Plan.

(c)    If any Award referred to in Sections 3.3(a) or (b), is wholly or partly canceled or forfeited, or terminates, expires or lapses, for any reason, the number of shares with respect to which the Award can no longer be exercised or realized by the Participant shall again be available for grant of Awards under the Plan.

(d)   If previously acquired shares of Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares so delivered or withheld.

3.4   Change of Control.

(a)   Options and SARs.   In the event of a Change of Control, (i) Awards of Options and SARs under the Plan shall become exercisable in full whether or not otherwise exercisable at such time, and any such Option or SAR shall remain exercisable in full thereafter until it expires pursuant to its terms; and (ii) the Restriction Period for Restricted Stock Awards shall lapse. In addition, in the event of a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or Subsidiary of the successor corporation. Except where such discretion would be prohibited under Section 409A of the Code, the Committee shall have the discretion to revoke or limit the acceleration of exercisability of an Option or SAR at any time before and within 20 business days following the date a Change of Control is approved by the Board or otherwise occurs. Unless the Committee believes that cash payment would make an Option or SAR subject to and non-compliant with Code Section 409A as “deferred compensation”, in the discretion of the Committee, a Participant may be entitled to receive, in lieu of the exercise of any Option or SAR, a cash payment in an amount equal to the difference between the exercise price of the Option or SAR and (A) in the case of a tender offer or cash exchange offer, the final offer price paid per share of Stock, multiplied by the number of shares of Stock covered by the Option or SAR, or (B) in the case of any other Change of Control, the aggregate Fair Market Value of the shares of Stock covered by the Option.

(b)   Restricted Stock.   The Committee, in its discretion, may provide in an Award Agreement that in the event of a Change of Control, the Restriction Period of any Restricted Stock Award shall lapse.

(c)   Assumption of Option or SAR.   For purposes of (a) above, an Option or SAR shall be considered assumed if the Committee determines, at the time of issuance of the stock or other consideration upon such Change of Control, that the holder of the Option or SAR would be entitled to receive upon exercise the same number and kind of shares of stock or the same amount of property, cash or securities as the holder would have been entitled to receive after the effective time of the transaction if the holder had been, immediately before the effective time of the transaction, the holder of the number of shares of Stock covered by the Option or SAR at such time (whether or not the Option or SAR was then exercisable and after giving effect to any adjustments in the number of Shares covered by the Option or SAR as provided in Section 3.2). If the consideration to be received in a Change of Control transaction is not solely common stock of the successor corporation or its parent, the Committee shall provide for the consideration to be received upon exercise of the Option or SAR to be solely common stock of the successor corporation or its parent equal to the Fair Market Value of the consideration per share received by holders of Stock in the transaction.

Section 4—ADMINISTRATION

4.1   Committee Governance.   This Plan shall be administered by the Committee The Committee shall select one of its members as the chairperson of the Committee and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board, may make such rules and regulations for the conduct of its business as it shall deem advisable. Written action of the Committee may be taken by a majority of its members, and actions so taken shall be fully effective as if taken by a vote of a majority of the members at a meeting duly called and held. A majority of Committee members shall constitute a quorum for purposes of meeting. The act of a majority of the members present at any meeting for which there is a quorum shall be a valid act of the Committee.

4.2   Committee to Interpret Plan.   Subject to the provisions of the Plan, the Committee shall have the power to (i) construe and interpret the Plan; (ii) establish, amend or waive rules and regulations for its administration; (iii) determine and accelerate the exercisability of any Award or the termination of any Restriction Period; (iv) correct inconsistencies in the Plan or in any Award Agreement, or any other instrument relating to an Award; and (v) subject to the provisions of Section 11, to amend the terms and conditions of any Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, no action of the Committee may, without the consent of the person or persons entitled to exercise any outstanding Award, adversely affect the rights of such person or persons. All constructions of this Plan shall be made in a manner the Committee believes consistent with Awards under the Plan not constituting “deferred compensation” within the meaning of Section 409A of the Code or to comply with that Code Section’s requirements, and with respect to Incentive Stock Options, consistent with the Code and Regulations governing the preservation of their tax treatment. Constructions, interpretations and rules for administration of the Plan by the entire Board shall take precedence over and control any construction or interpretation by the Committee.

4.3   Liability; Indemnification.   No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by the Company with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

4.4   Selection of Participants.   The Committee shall have the exclusive authority to grant Awards from time to time to such Employees and Directors as may be selected by it in its sole discretion. The grants shall not be deemed made, nor the Fair Market Value of the underlying shares of Stock of an Award (if necessary) determined, until (i) a Committee written action is unanimously signed, or (ii) a Committee resolution is duly adopted at a meeting called in conformance with the rules governing the Committee’s operation, and Award Agreements shall be promptly prepared and delivered to the Award recipient(s).

4.5   Decisions Binding.   All determinations and decisions made by the Committee or the Board pursuant to the Plan, including factual determinations, shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Participants and their estates and assignees.

4.6   Award Agreements.   Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by the Chairman or Secretary of the Committee or by an officer of the Company authorized by the Committee, and shall contain such terms and conditions as may be approved by the Committee, which need not be the same in all cases. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of the Agreement as amended or supplemented, as well as the terms of the original Award Agreement, are not inconsistent with the provisions of the Plan. An Employee or Director who receives an Award under the Plan shall not, with respect to the Award, be deemed to have become a Participant, or to have any rights with respect to the Award, unless and until the Award Agreement has been signed by the Chairman or Secretary of the Committee or by an officer of the Company authorized by the Committee and, if required by its terms, by the Employee or Director and delivered to the Committee or its designee, and the Employee or Director has otherwise complied with the applicable terms and conditions of the Award. The Committee may condition any Award upon the agreement by the Participant to such confidentiality, non-competition, and non-solicitation covenants as the Committee deems appropriate.

4.7   Administration With Respect To Named Executives.

(a)    The per-share exercise price of an Option granted to a Named Executive shall, like all other Options hereunder, be no less than 100% of the Fair Market Value per share on the Grant Date and such Option shall thereby qualify as performance-based compensation under Section 162(m) of the Code. With respect to other Awards granted to Named Executives, the Plan may (but need not) be administered so as to permit such Awards to qualify as performance-based compensation under Section 162(m) of the Code under (b) below.

(b)   If the Committee determines, at the time a Restricted Stock Award or Performance Share Award is granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Named Executive, the Committee may provide in the Award Agreement that the distribution of shares of Stock under the Award shall be subject to the achievement of one or more objective performance goals established by, and the satisfaction of which is certified by, the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: (i) revenues, (ii) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives service fees or extraordinary or special items; (iii) net income or net income per share (basic or diluted); (iv) return on assets, return on investment, return on capital, or return on equity; (v) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (vi) economic value created; (vii) one or more operating ratios; (viii) stock price, dividends or total stockholder return; (ix) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, or (x) quality goals that are objectively determinable (collectively, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate, division or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee over a specified performance period that shall not be shorter than one year and otherwise within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder. Requirements shall be established in writing by the Committee based on one or more performance goals as set forth above not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time.

(c)    With respect to any Award to a Named Executive, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Named Executive or upon a Change of Control.

(d)   No part of any Option or SAR Award may be exercised, no Performance Share shall be issued, and no Restriction Period will lapse to the extent the exercise, issuance or lapse would cause the Participant to have compensation from the Company and its affiliated companies for any year in excess of one million dollars and which is nondeductible by the Company and its affiliated companies pursuant to Code Section 162(m). Any portion of an Award that is not exercisable, not issued or for which a Restriction Period does not lapse because of this limitation shall continue to be exercisable or shall be issued, or the Restriction Period shall lapse, in any subsequent year in which the exercise, issuance or lapse would not cause the loss of the Company’s or its affiliated companies’ compensation tax deduction, provided such exercise or issuance occurs before the Award expires, and otherwise complies with the terms and conditions of the Plan and the Award Agreement.

Section 5—AWARDS UNDER THE PLAN

Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Awards in such numbers, upon such terms and at such times as it shall determine. Employees and Directors who are expected to contribute substantially to the growth and profitability of the Company or a Subsidiary are eligible for selection to receive Awards under Section 4.4.

Section 6—STOCK OPTIONS

6.1   Grant.   Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan, provided that Incentive Stock Options may only be granted to Employees. If an Option is designated as an Incentive Stock Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Stock Option, and governed by Section 83 of the Code. All Options granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. All Options are subject to the terms and conditions of this Section 6 and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the provisions of the Plan, as the Committee finds desirable.

6.2   Exercise Price.   The exercise price per share of Stock covered by an Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date, unless the Incentive Stock Option granted to a person who on the Grant Date owns (within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, in which case the exercise price shall be at least 110% of the Fair Market Value of the Stock on the Grant Date.

6.3   Option Period.   The Option Period shall be determined by the Committee, and unless otherwise specifically provided in the Award Agreement, no Option shall be exercisable later than ten years from the Grant Date. No Incentive Stock Option shall be exercisable later than ten years from the Grant Date, provided that in the case of an Employee who on the Grant Date owns or is deemed to own (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the Incentive Stock Option shall not be exercisable later than five years from the Grant Date. Options may expire prior to the end of the Option Period due to the Participant’s Termination of Employment or Service as provided in Section 8, or in accordance with any provision of the Award Agreement. No Option may be exercised at any time unless the Option is valid and outstanding.

6.4   Limitation on Amount of Incentive Stock Options.   The aggregate Fair Market Value (determined as of each Option Grant Date) of Stock with respect to which a Participant’s Incentive Stock Options are exercisable for the first time during any calendar year (under this and all other stock option plans of the Company and any Subsidiary) shall not exceed $100,000. In the event, due to acceleration or otherwise, Incentive Stock Options are exercisable as of the Grant Date in excess of the $100,000 limit described herein, such Options shall be treated as Nonqualified Stock Options for tax purposes, in accordance with the first-grant ordering rules of Treasury Regulation Section 1.422-4.

6.5   Nontransferability of Options.   Except as otherwise provided in this Section 6.5, no Option shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of the Participant’s legal incapacity or incompetency, the Participant’s guardian or legal representative). The Committee may in an Award Agreement allow a Participant, subject to any restrictions under

Section 16(b) of the Exchange Act, to transfer all or part of a Nonqualified Stock Option to (i) the Participant’s spouse or lineal descendants (“Immediate Family Members”), (ii) trusts for the exclusive benefit of the Participant and/or his Immediate Family Members, or (iii) a partnership or limited liability company in which the Participant and/or his Immediate Family Members are the only partners or members, as applicable. Such transfer may be made by a Participant only if there is no consideration for the transfer, and subsequent transfers of any Option shall be prohibited other than in accordance with this Section 6.5 and by will or the laws of descent and distribution. Following a transfer of an Option, the Option shall continue to be subject to the same terms and conditions as were applicable immediately before the transfer, and Termination of Employment or Service, retirement, Disability, satisfaction of service requirements or performance objectives, and other conditions to exercise of an Option shall be applied with respect to the original Participant. However, for purposes of exercising the Option, the term Participant shall refer to the transferee. In addition, for purposes of the death benefit provisions of Section 8, the Participant’s Representative shall be deemed to refer to the transferee, the personal representative of the transferee’s estate, or after final settlement of the transferee’s estate, the successor or successors entitled thereto by law.

6.6   Exercise.   An Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions (e.g., exercise could be conditioned on performance) as the Committee in its discretion may specify upon granting the Option or as otherwise provided in this Section 6.

6.7   Method of Exercise.   To exercise an Option, the Participant or the other person(s) entitled to exercise the Option shall deliver to the Committee (i) a written notice of exercise in such form as the Committee may prescribe, specifying the number of full shares to be purchased; (ii) payment in full of the exercise price in accordance with Section 6.8; and (iii) in the case of Nonqualified Stock Options, any required withholding taxes as provided in Section 13. No shares of Stock shall be issued unless the Participant has fully complied with the provisions of this Section 6.7.

6.8   Payment of Exercise Price.   To the extent provided in the Award Agreement for an Option and subject to the rules of Section 16 of the Exchange Act and any exchange on which the Stock is traded at any relevant time, payment of the exercise price may be made (i) in cash; (ii) in shares of Stock (based on the Fair Market Value of the Stock on the date the Option is exercised) owned by the Participant (or jointly by the Participant and his spouse) for at least six months (one year in the case of an Incentive Stock Option, unless the Committee consents to a shorter period and the Participant acknowledges that the affect of such use will be to trigger taxation); such shares shall be evidenced by negotiable certificates or by a written attestation of ownership, and only the net shares of Stock (those equal in value to the difference between the exercise price and the then Fair Market Value) shall be issued in satisfaction of the Option or portion thereof being exercised; or (iii) by any combination thereof. Notwithstanding the preceding sentence, any such right to exercise by delivering already owned shares or by retaining shares of Stock subject to the Option shall be void from its inception if such right is deemed to be a feature allowing deferral of compensation with the meaning of Section 409A of the Code that would eliminate the Option’s status as exempt from the deferred compensation rules of that Section. If permitted in the Award Agreement, Restricted Stock (valued as if it were not subject to restrictions on transfer or possibilities of forfeiture) issued to the Participant may be tendered as payment of the exercise price of an Option. If Restricted Stock is tendered as the exercise price of an Option, a number of shares of Stock issued on exercise of such Option, equal to the number of shares of Restricted Stock tendered as consideration thereof, shall be subject to the same restrictions as the Restricted Stock so tendered and shall be held by the secretary of the Company pursuant to Section 9.1. Any surrender by a person subject to the reporting requirement of Section 16(b) of the Exchange Act of previously owned shares of Stock upon exercise of an Option or SAR must comply with the applicable provisions of Rule 16b-3 under the Exchange Act.

Section 7—STOCK APPRECIATION RIGHTS

7.1   Grant.   All Stock Appreciation Rights (“SAR’s”) granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. All SARs are subject to the terms and conditions of this Section 7 and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the Plan, as the Committee finds desirable.

7.2   Exercise Price.   The exercise price per share of Stock subject to a SAR shall be determined by the Committee at the time of grant and specified in the Award Agreement.

7.3   Exercise Period.   The exercise period shall be determined by the Committee, and unless otherwise specified in the Award Agreement, no SAR shall be exercisable later than ten years from the Grant Date. No SAR may be exercised at any time unless such SAR is valid and outstanding as provided in this Section 7.

7.4   Nontransferability.   No SAR shall be transferable other than by will or by the laws of descent and distribution, and SAR’s shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of the Participant’s legal incapacity or incompetency, the Participant’s guardian or legal representative).

7.5   Exercise.   An SAR may be exercised, so long as it, is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the SAR may be exercised at a particular time and to such other conditions (e.g., exercise could be conditioned on performance) as the Committee in its discretion may specify upon granting the SAR or as otherwise provided in this Section 7.

7.6   Method of Exercise.   To exercise an SAR, the Participant or the other person(s) entitled to exercise the SAR shall give written notice of exercise to the Committee, specifying the number of full shares with respect to which the SAR is being exercised, and, if the Award Agreement provides that the Participant may elect the method of payment, whether the SAR is to be paid in cash or Stock.

7.7   Payment Upon Exercise.   Upon the exercise of an SAR, a Participant shall be entitled to receive an amount, in cash or whole shares of Stock (or a combination thereof) as provided in the Award Agreement, equal to the amount by which the then Fair Market Value of one share of Stock exceeds the exercise price per share specified in the Award Agreement, multiplied by the number of shares with respect to which the SAR is exercised. The number of shares of Stock to be delivered to the Participant upon exercise of an SAR shall be based on the Fair Market Value of the Stock on the date of exercise. Payment of an SAR shall be made in cash, shares of Stock, or a combination of cash and shares of Stock, as provided in the Award Agreement, which may provide the Participant a choice regarding the form of payment. A certificate or certificates for shares of Stock acquired upon exercise of an SAR shall be issued in the name of the Participant and distributed to the Participant as soon as practicable following exercise, subject to Section 12.5. No fractional shares of Stock will be issuable upon exercise of an SAR and, unless otherwise provided in the Award Agreement, the Participant will receive cash in lieu of fractional shares.

Section 8—LIMITATIONS ON EXERCISE OF OPTIONS AND SARs AFTER TERMINATION OF EMPLOYMENT OR SERVICE

8.1   Exercise After Termination.   After a Participant’s Termination of Employment or Service, an Option or SAR Award may be exercised only to the extent that the Award was exercisable immediately before the Termination of Employment or Service, but in no event after the expiration date of the Award as specified in the Award Agreement. Except to the extent that shorter or longer periods are provided in the Award Agreement, a Participant’s right to exercise an Award upon Termination of Employment or Service shall terminate:

           (i)  At the expiration of three months (Incentive Stock Options) or one year (Nonqualified Stock Options and SARs) after the Participant’s Retirement; provided, however, if an Incentive Stock Option is not exercised after three months, it will remain exercisable as if it were a Nonqualified Stock Option and will be a Nonqualified Stock Option when exercised; or

         (ii)  At the expiration of one year in the event of Disability of the Participant; or

        (iii)  At the expiration of one year after the Participant’s death if the Participant’s Termination of Employment or Service occurs by reason of death; any Award exercised under this subparagraph (iii) may be exercised by the legal representative of the estate of the Participant or by the person or persons who acquire the right to exercise such Award by bequest or inheritance; or

         (iv)  No later than three months after the Participant’s Termination of Employment or Service for any reason other than (A) those described in (i) through (iii) above, or (B) Termination of Employment for “Cause” as described in Section 8.2.

8.2   Termination for Cause.   In the event the Committee determines that an Employee’s employment has been terminated for Cause, the Employee shall forfeit any and all unexercised Option and Stock Appreciation Rights Awards immediately upon the Termination of Employment. For purposes of this Plan, “Cause” shall mean the Employee’s (i) willful failure to substantially perform such Employee’s reasonably assigned duties, (ii) repeated gross negligence in performing such Employee’s duties, (iii) illegal conduct in performing such Employee’s duties, (iv) willful actions contrary to the Company’s interest, (v) repeated refusal to comply with the reasonable and lawful instructions of management of the Company or a Subsidiary, or (vi) violation of the obligations imposed on the Employee under any confidentiality or solicitation covenants to which the Employee is bound under the terms of the Stock Option Agreement or otherwise.

Section 9—RESTRICTED STOCK AWARDS

9.1   Grant.   All Restricted Stock Awards granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. All Restricted Stock Awards are subject to the terms and conditions in this Section 9, and such additional terms and conditions contained in the Award Agreement, which need not be the same in each case, not inconsistent with the provisions of the Plan, as the Committee finds desirable. The Company shall issue, in the name of each Participant who is granted a Restricted Stock Award, a certificate for the shares of Stock granted in the Award (subject to Section 12.5), as soon as practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Participant’s benefit until the Restriction Period lapses or the Restricted Stock is forfeited to the Company in accordance with the Award Agreement.

9.2   Restriction Period.   The Restriction Period shall be determined by the Committee, and shall commence on the Grant Date and expire at the time specified in the Award Agreement. The Committee may provide in an Award Agreement that a Restriction Period that has not otherwise expired will expire immediately upon the Retirement, death or Disability of the Participant. The Committee may not retain the discretion to lengthen the restriction period, if such change in the Restriction Period would have the effect of delaying the date on which the Award ceases being subject to a “substantial risk of forfeiture” within the meaning of Sections 83(b) and 409A of the Code and therefore when it is subject to Federal income tax. Unless otherwise provided in the Award Agreement, in the event of a Participant’s Termination of Employment or Service during the Restriction Period for any reason, the Participant’s rights to the Stock subject to the Restricted Stock Award shall be forfeited and all such Stock shall immediately be surrendered to the Company.

9.3   Rights of Participant.   Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) the Company shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. Any attempt by a Participant to sell, transfer, pledge, assign or otherwise dispose of Restricted Stock shall cause immediate forfeiture of the Award. In the event of any adjustment as provided in Section 3.2, new or additional shares or securities shall be subject to the same terms and conditions as the original Restricted Stock.

9.4   Expiration of Restriction Period.   At the expiration of the Restriction Period, the restrictions contained in Section 9.3 and in the Award Agreement shall, except as otherwise specifically provided in the Award Agreement, expire, and the Company shall deliver to the Participant a certificate evidencing the Participant’s ownership of the Stock free of the restrictions.

9.5   Nontransferability.   No Restricted Stock Award shall be transferable other than by will or the laws of descent and distribution until any restrictions applicable to such Award have lapsed and a certificate evidencing the Participant’s ownership of the stock free of restrictions has been issued.

Section 10—PERFORMANCE SHARE AWARDS

10.1   Grant.   All Performance Share Awards granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. All Performance Share Awards are subject to the terms and conditions of this Section 10 and such additional terms and conditions contained in the Award Agreement, which terms and conditions need not be the same in each case, not inconsistent with the Plan, as the Committee finds desirable.

10.2   Performance Criteria.   The performance criteria for each Performance Share Award shall be determined by the Committee, and shall consist of service requirements and any measures of performance of the Company or any Subsidiary or such other criteria as the Committee specifies. Performance Share Awards granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve but at a minimum shall set forth (i) the amount of cash, the number of shares of Stock, or combination of both that the Participant may receive, (ii) the performance objectives (the “Performance Goals”), (iii) the performance period over which the performance measure is determined (the “Performance Period”), (iv) the date on which payment under the Award, if any, will be made, and (v) such additional terms and conditions, which need not be the same in each case, not inconsistent with the Plan, as the Committee finds desirable. At the times specified in the Award Agreement, the Committee shall evaluate actual performance during such performance period compared to the performance criteria established for the Award, and shall determine the extent to which a cash or stock payment is to be made pursuant to the Performance Share Award. The Committee may provide in an Award Agreement that one or more performance criteria under an Award will be deemed to have been met upon the Retirement, death or Disability of the Participant. Unless otherwise provided in the Award Agreement, in the event of a Participant’s Termination of Employment or Service for any reason before performance criteria have been met, the Participant’s rights to payment of a Performance Share Award shall be forfeited.

10.3   Payment.   Performance Share Awards will be paid only after the Committee determines, in its sole discretion, that the performance criteria established under Section 10.2 have been achieved, subject to such other terms and conditions as may be included in the Award Agreement and to the Committee’s right to waive any performance criteria in its discretion. Payment shall be made, as provided in the Award Agreement (which may provide the Participant a choice regarding the form of payment), in cash or whole shares of Stock (or a combination thereof) having a Fair Market Value equal to the number of shares of Stock represented by the Performance Share Award. A certificate or certificates for shares of Stock to be issued pursuant to a Performance Share Award shall be issued in the name of the Participant and distributed to the Participant as soon as practicable following the Committee’s determination that performance criteria have been met. No fractional shares of Stock will be issued in connection with a Performance Share Award and, unless otherwise provided in the Award Agreement, the Participant will receive cash in lieu of fractional shares.

10.4   Rights of Participant.   A Participant shall not, with respect to a Performance Share Award or any Stock that may in the future be issued under it, have any rights as a stockholder of the Company, such as the right to vote the shares or the right to receive dividends and other distributions, at any time before the Participant has become the holder of record of the Stock.

10.5   Nontransferability.   No Performance Share Award shall be transferable other than by will or by the laws of descent and distribution.

Section 11—AMENDMENTS AND TERMINATION

11.1   Amendments and Termination.   The Board may terminate, suspend, amend or alter the Plan, but no action of the Board may:

(a)    Impair or adversely affect the rights of a Participant under an outstanding Award theretofore granted, without the Participant’s consent, other than as provided in Section 12.3; or,

(b)   Extend the Option Period or exercise period of an SAR, or the vesting/payment (and taxation) date of a Restricted Stock Award or a Performance Share Award beyond that originally stated in the Award Agreement, unless and until the Committee determines that such extension does not constitute a deferral of compensation feature that would subject the Award to the excise taxes provided under Code Section 409A;

(c)    Decrease the price of an Option or the base price of any SAR to less than the Fair Market Value on the date the Award was granted; or

(b)   Without the approval of the stockholders:

           (i)  Increase the total amount of Stock which may be delivered under the Plan;

          (ii)  Decrease the exercise price of any Option or SAR to less than the exercise price on the Grant Date;

        (iii)  Extend the period during which Awards may be granted; or

         (iv)  In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under Section 162(m) of the Code, the Committee shall not, without the approval of a majority of the stockholders of the Company, amend the Plan or the Award in a manner that would adversely affect the Award’s continued eligibility for the performance-based compensation exemption under Section 162(m) of the Code.

11.2   Conditions on Awards.   In granting an Award, the Committee may establish any conditions that it determines are consistent with the purposes and provisions of the Plan.

11.3   No Repricing.   Except for adjustments made pursuant to Section 3.2, the exercise price for any outstanding Option or SAR shall not be decreased after the Grant Date, nor may any outstanding Option or SAR be surrendered to the Company as consideration for the grant of a new Option or SAR with a lower exercise price.

11.4   No Reload Rights.   Awards shall not contain any provision entitling the Participant to an automatic grant of additional Awards in connection with any exercise of the original Award.

11.5   Selective Amendments.   Any amendment or alteration of the Plan may be limited to, or may exclude from its effect, particular classes of Participants.

Section 12—GENERAL PROVISIONS

12.1   Section 409A Compliance.   Notwithstanding any other provision of the Plan, any Award under the Plan that comes within the meaning of Code Section 409A’s definition of “deferred compensation” shall be designed and granted in such a way as to comply with that Code Section’s election timing rules, limitation on distribution triggering events, and must specify in the Award Agreement the time and form of payment of the Award, subject only to delay in accordance with Code Section 409A’s provisions, and never subject to acceleration.

12.2   Issuance of Stock.   As soon as practicable following exercise or maturity of an Award to be satisfied in Stock, the Company will deliver to the Participant the shares of Stock acquired upon such exercise or maturity either by (i) physical delivery of the certificate(s) for such shares or (ii) book entry to a brokerage account of the Participant, free and clear of any lapsed restrictions.

12.3   Unfunded Status of Plan.   The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and shall not extend, with respect to any payments not yet made to a Participant, any rights that are greater than those of a general creditor of the Company.

12.4   Transfers, Leaves of Absence and Other Changes in Employment Status.   For purposes of the Plan (i) a transfer of an Employee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or (ii) a leave of absence not in excess of 90 days duly authorized in writing by the Company or a Subsidiary for military service, sickness or any other purpose approved by the Company or a Subsidiary, shall not be Termination of Employment. The Committee, in its sole discretion subject to the terms of the Award Agreement, shall determine the disposition of all Awards made under the Plan in all cases involving any substantial change in employment status other than an event described in this Section 12.4.

12.5   Restrictions on Distribution of Stock.   The Committee may require Participants receiving Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Stock for investment without a view to distribution thereof. No Stock shall be issued or transferred pursuant to an Award unless the Committee determines, in its sole discretion, that such issuance or transfer complies with all relevant provisions of law, including but not limited to, the (i) limitations, if any, imposed in the state of issuance or transfer, (ii) restrictions, if any, imposed by the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and (iii) requirements of any stock exchange upon which the Stock may then be listed. The certificates for Stock issued pursuant to an Award may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. The Company shall not be obligated to register any securities covered hereby or to take any affirmative action to facilitate the sale, transfer or other disposition of Stock issued of Stock pursuant to an Award to comply with any law or regulation of any governmental authority.

12.6   Assignment Prohibited.   Subject to the provisions of the Plan and the Award Agreement, no Award shall be assigned, transferred, pledged or otherwise encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and an Award shall be exercisable, during the Participant’s lifetime, only by the Participant. Awards shall not be pledged or hypothecated in any way, and shall not be subject to any execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Award contrary to the provisions of the Plan, or the levy of any process upon an Award, shall be null, void and without effect.

12.7   Other Compensation Plans.   Nothing contained in the Plan shall prevent the Company from adopting other compensation arrangements, subject to stockholder approval if such approval is required.

12.8   Limitation of Authority.   No person shall at any time have any right to receive an Award hereunder and no person other than a duly authorized member of the Committee shall have authority to enter into an agreement on behalf of the Company for the granting of an Award or to make any representation or warranty with respect thereto. Participants shall have no rights in respect to any Award except as set forth in the Plan and the applicable Award Agreement.

12.9   No Right to Employment.   Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan or any Award Agreement, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ or service of the Company or any other entity as an employee, director or independent contractor or to interfere in any way with the right of the Company or any other entity to terminate any person’s service or employment at any time.

12.10   Not a Shareholder.   The person or persons entitled to exercise, or who have exercised, an Option or SAR shall not be entitled to any rights as a shareholder of the Company with respect to any Stock to be issued upon such exercise until such persons or persons shall have become the holder of record of such Stock.

12.11   Severability.   If any provision of this Plan is found to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.12   Headings.   The headings in this Plan have been inserted solely for convenience of reference and shall not be considered in the interpretation or construction of this Plan.

12.13   Governing Law.   The validity, interpretation, construction and administration of this Plan shall be governed by the laws of the Company’s state of incorporation, as it may change from time to time.

Section 13—TAXES

13.1   Tax Withholding.   All Participants shall make arrangements satisfactory to the Committee to pay to the Company or a Subsidiary, any federal, state or local taxes required to be withheld with respect to an Award issued under the Plan at the time such taxes are required to be withheld. If a Participant fails to make such tax payments, the Company and its Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including a payment related to any Award under the Plan.

13.2   Share Withholding.   If permitted by the Committee in an Award Agreement, a tax withholding obligation may be satisfied by the Company retaining shares of Stock with a Fair Market Value equal to the amount required to be withheld if the Committee first determines that such a feature would not bring the Award within the definition of deferred compensation for purposes of Section 409A of the Code, or would comply with that Code Section.

13.3   Tax Reporting.   The Company shall reflect the exercise of any Incentive Stock Option on an informational report as required by Section 6039 of the Code no later than January 31st of the year following exercise. The compensation resulting from the exercise of a Nonqualified Stock Option or SAR, the lapse of the restrictions of a Restricted Stock Award, or the satisfaction of the criteria of a Performance Share Award, and related income and employment tax withholding related thereto, shall be reported on the Employee’s W-2 Form for the year of exercise or vesting (as the case may be) or required by the Code.

Section 14—EFFECTIVE DATE OF PLAN

The Plan shall be effective on the date (the “Effective Date”) when the Board adopts the Plan, subject to approval of the Plan by a majority of the total votes eligible to be cast at a meeting of shareholders following by Effective Date, which vote shall be taken within 12 months of the Effective Date. Awards may be granted before obtaining shareholder approval of the Plan, but any such Awards shall be contingent upon such shareholder approval being obtained and may not be exercised before such approval.

Section 15—TERM OF PLAN

The Plan has no termination date, provided that no Incentive Stock Option may be issued on or after the tenth anniversary of the Effective Date as defined in Section 14.

The Directors and Officers of

First Financial Service Corporation

cordially invite you to attend our Annual Meeting of Shareholders

Wednesday, May 10, 2006, 5:00 p.m.

Corporation’s Home Office

2323 Ring Road

Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

		DETACH PROXY CARD HERE		COMMON

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement. If no instructions are provided, the shares represented hereby will be voted “FOR” the election of the directors, “FOR” the approval of the Employee Stock Purchase Plan, and “FOR” the approval of the 2006 Stock Option and Incentive Compensation Plan, or cumulatively at the discretion of the proxies.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 1, 2006 and the 2005 Annual Report to Shareholders.

V	A
O	B
T	O
E	V
R	E

C	N
O	A
N	M
T	E
R
O	H
L	E
	R		COMMON
N	E
U			Signature
M
B			Signature
E
R			Date	, 2006

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FINANCIAL SERVICE CORPORATION	COMMON
ANNUAL MEETING OF SHAREHOLDERS
May 10, 2006

THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Financial Service Corporation (the “Corporation”) hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation’s home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 10, 2006, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or an adjournment thereof, as follows:

		VOTE	AUTHORITY
		FOR	WITHHELD
1.	The election of directors of all nominees listed below (except as marked to the contrary below).	☐	☐
01 B. Keith Johnson 02 Diane E. Logsdon 03 John L. Newcomb, Jr. 04 Donald Scheer

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee’s name on the line below.

2.	To approve the adoption of an Employee Stock Purchase Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the adoption of the 2006 Stock Option and Incentive Compensation Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR ALL” nominees for director listed above and “FOR” the other proposals.

The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

The Directors and Officers of

First Financial Service Corporation

cordially invite you to attend our Annual Meeting of Shareholders

Wednesday, May 10, 2006, 5:00 p.m.

Corporation’s Home Office

2323 Ring Road

Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

		DETACH PROXY CARD HERE		ESOP

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement. If no instructions are provided, the shares represented hereby will be voted “For” the election of the directors, “FOR” the approval of the Employee Stock Purchase Plan, and “FOR” the approval of the 2006 Stock Option and Incentive Compensation Plan, or cumulatively at the discretion of the proxies.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 1, 2006 and the 2005 Annual Report to Shareholders.

V	A
O	B
T	O
E	V
R	E

C	N
O	A
N	M
T	E
R
O	H
L	E
R
N	E		COMMON
U
M			Signature
B
E			Signature
R
			Date	, 2006

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FINANCIAL SERVICE CORPORATION	ESOP
ANNUAL MEETING OF SHAREHOLDERS
May 10, 2006

THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Financial Service Corporation (the “Corporation”) hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation’s home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 10, 2006, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or any adjournment thereof, as follows:

		VOTE	AUTHORITY
		FOR	WITHHELD
1.	The election of directors of all nominees listed below (except as marked to the contrary below).	☐	☐
01 B. Keith Johnson 02 Diane E. Logsdon 03 John L. Newcomb, Jr. 04 Donald Scheer

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee’s name on the line below.

2.	To approve the adoption of an Employee Stock Purchase Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the adoption of the 2006 Stock Option and Incentive Compensation Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR ALL” nominees for director listed above and “FOR” the other proposals.

The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.